United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8061

      Diamond Hill Funds
--------------------------------------------------------------------------------
(Exact name of registrant as specified in charter)

         375 North Front Street, Suite 300, Columbus, Ohio 43215
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

James F. Laird, 375 North Front Street, Suite 300, Columbus, Ohio 43215
--------------------------------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code:  (614) 255-3333


Date of fiscal year end:   12/31

Date of reporting period:  12/31/04

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.


DIAMOND HILL
-------------
        funds


ANNUAL REPORT
-------------
December 31, 2004

SMALL CAP FUND

LARGE CAP FUND

FOCUS LONG-SHORT FUND

BANK & FINANCIAL FUND

STRATEGIC INCOME FUND

SHORT TERM FIXED INCOME FUND

----------------------------------
        Not FDIC Insured
May Lose Value | No Bank Buarantee
----------------------------------

This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders                                                         1

Mission Statement, Pledge, and Fundamental Principles                          3

Special Investment Letter - Inverted Thinking Leads Us to Stock-Picking        5

Management Discussion of Fund Performance

          Diamond Hill Small Cap Fund                                          8

          Diamond Hill Large Cap Fund                                         10

          Diamond Hill Focus Long-Short Fund                                  12

          Diamond Hill Bank & Financial Fund                                  14

          Diamond Hill Strategic Income Fund                                  17

          Diamond Hill Short Term Fixed Income Fund                           19

Financial Statements

          Schedules of Investments                                            21

          Statements of Assets & Liabilities                                  31

          Statements of Operations                                            32

          Statements of Changes in Net Assets                                 33

          Schedule of Capital Share Transactions                              36

          Financial Highlights                                                37

          Notes to Financial Statements                                       42

Report of Independent Registered Public Accounting Firm                       46

Other Items                                                                   47

Schedule of Shareholder Expenses                                              48

Management of the Trust                                                       49


                              CAUTIONARY STATEMENT

At Diamond Hill, we pledge that,"we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust." Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill's website (www.diamond-hill.com).

--------------------------------------------------------------------------------

Letter to Shareholders

Dear fellow shareholders:

We are pleased to provide this year-end update for the Diamond Hill Funds. We appreciate the confidence that you have placed in us, and assure you that we are constantly guided by our fiduciary duties to you.

The following table summarizes the performance of the Diamond Hill Class A shares relative to their benchmarks for 2004 and longer periods:

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Return
                                                  ----------------------------------------------------------
                                                     Three         Six         One        Three         Five
                                                    Months      Months        Year        Years        Years
                                      12/31/04       Ended       Ended       Ended        Ended        Ended       Since   Inception
Fund Name                                  NAV    12/31/04    12/31/04    12/31/04   12/31/2004   12/31/2004   Inception        Date
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (DHSCX)                  $21.41      12.54%      17.02%      29.26%       21.23%           NA      22.24%    12/29/00
Russell 2000                                        14.09%      10.83%      18.33%       11.48%                    9.13%

Large Cap Fund (DHLAX)                  $12.51       9.19%      11.92%      21.12%        8.19%           NA       7.18%     6/29/01
Russell 1000                                         9.80%       7.81%      11.40%        4.27%                    1.87%

Focus Long-Short Fund (DIAMX)           $13.67       4.18%      10.56%      16.86%        8.77%           NA       7.69%     6/30/00
Russell 3000                                        10.16%       8.07%      11.95%        4.80%                   -1.57%

Bank & Financial Fund (BANCX)           $19.10       7.27%      10.73%      16.67%       22.55%       20.89%      14.90%      8/1/97
S&P Supercomposite Financials(A)                     8.32%       9.08%      11.92%        8.28%        7.31%       7.40%
NASDAQ Bank Index                                    8.84%      11.92%      13.67%       17.38%       16.47%      11.19%

Strategic Income Fund (DSIAX)           $11.63       2.98%       8.26%       7.46%           NA           NA      14.44%     9/30/02
Merril Lynch Domestic Master Index                   0.96%       4.20%       4.34%                                 4.47%

Short Term Fixed Income Fund (DHFAX)     $9.94       0.46%       1.54%       2.04%           NA           NA       2.67%     6/28/02
Merrill Lynch 1-3 Yr Corp
  Govt Bond Index                                    0.10%       1.23%       1.21%                                 3.01%
------------------------------------------------------------------------------------------------------------------------------------

Source: Diamond Hill Funds, Bloomberg LP and Frank Russell Company

Returns are shown without sales charges but include all other expenses.

(A) Returns for the S&P Supercomposite Financials are price change only before November 29, 2001 and total return thereafter.

Equity Funds and Markets

2004 was a terrific year for our Funds. All four of our equity mutual funds substantially outpaced their respective benchmarks and ranked highly in their Lipper and Morningstar categories. While each year is an important link in the performance record, we are most concerned with long-term performance. With each passing year, the magnifying lens pulls back from short-term results, allowing the longer track record to come into focus. With the appreciation in 2004, all our equity funds have achieved meaningful positive real returns since their respective inception dates, a claim that cannot be made by some of the market-weighted indices. We attribute this success to our willingness to deviate from the benchmarks, and apply our price-sensitive investment discipline.

As always, our focus is on future performance. We still believe investors in U.S. equity markets should be prepared for lower real returns over the coming decade than what has occurred historically. In our opinion, this is not a tragedy given the fantastic performance of stocks from 1982-1999. Our view is based in part on low current dividend yields and uncertainty regarding the opportunity for corporate profits to meaningfully outstrip nominal GDP growth through margin expansion, given the already current high levels of corporate profits as a percentage of GDP. Additionally, if inflationary factors were to push up long-term interest rates, current earnings multiples could come under pressure. As always, we will try to add value to your portfolio by following the same intrinsic value discipline that has served us well in the past.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                        Page 1

--------------------------------------------------------------------------------

Fixed Income Funds and Markets

Coming into 2004, we expected the Fed to shift focus from the passing threat of deflation to the possible reemergence of inflation, and begin to remove the level of accommodation in monetary policy. The Fed did in fact begin this process, and the Fed Funds target increased in 2004 from 1% to 2.25%. Our expectation was for the yield curve to flatten, but at a level for long rates somewhat higher than at the beginning of the year. The yield curve did flatten, but the 10-year Treasury ended the year at 4.22%, virtually unchanged from the beginning of the year. Corporate balance sheets continue to improve, as GDP and corporate profits grew impressively during the year. Credit spreads narrowed, adding an additional boost to corporate bond returns.

Our goal for the Strategic Income Fund is to outpace inflation by 2-3% per annum. We have been able to easily exceed that in the past, and this will remain our goal in the future when measured over long time frames. Our goal for the Short Term Fixed Income Fund is capital preservation, which is accomplished by returns matching or outstripping inflation.

Thank you again for your trust in Diamond Hill Funds. As always, we will work hard to continue to earn it. Best wishes for 2005.


/s/ R.H. Dillon
R.H. Dillon, CFA
Chief Investment Officer

/s/ Charles S. Bath
Charles S. Bath, CFA
Managing Director - Equities

/s/ Kent A. Rinker
Kent A. Rinker
Managing Director - Fixed Income

/s/ Christopher M. Bingaman
Christopher M. Bingaman, CFA
Portfolio Manager

/s/ Richard Moore
Richard Moore, CFA
Portfolio Manager

/s/ Thomas P. Schindler
Thomas P. Schindler, CFA
Portfolio Manager

/s/ William Zo
William Zox, CFA, J.D., LL.M.
Portfolio Manager

--------------------------------------------------------------------------------
Page 2                        Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------

Mission Statement, Pledge
and Fundamental Principles

Mission

The mission of Diamond Hill is to achieve superior investment performance and provide exceptional service to our clients.

Pledge

Consistent with our mission, we make the following pledge to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

We will invest the capital that you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees are significant investors in the same portfolios in which our clients invest, and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all equity investments must be made in a Diamond Hill fund, unless approved by our compliance committee.

Fundamental Principles - Equity

o Every share of stock has an intrinsic value that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value in some cases. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

o Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

o Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

o We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

o We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                        Page 3

--------------------------------------------------------------------------------

o In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

o We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value.

o We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

Fundamental Principles - Fixed Income

o Our objective is to generate a fair income return in relation to the credit and interest rate risks borne.

o We balance our income objective with a focus on total return. When the market offers an attractive opportunity for capital appreciation, we will invest for capital appreciation in addition to income. When the market is overvalued, we will invest for a fair income return and preservation of capital.

o A flexible approach allows us to search for value in income-generating securities issued by investment grade and non-investment grade corporations as well as the U.S. government and its agencies.

o We invest in that portion of the capital structure that offers the most value including secured, senior unsecured, and subordinated securities as well as preferred and equity securities.

o We focus on credit risk, interest rate risk, liquidity risk, call and prepayment risk, and other risks when analyzing income-generating securities. We evaluate the compensation that we receive for bearing various risks and invest when that compensation is attractive in relation to the risks borne.

--------------------------------------------------------------------------------
Page 4                        Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------

Special Investment Letter -

"Inverted Thinking Leads Us To Stock-Picking"

      The efficient market theory suggests that while investors are not clairvoyant, they are rational, informed, and unbiased. Based on these conditions, one can expect that the current stock price is the best estimate of the true value for a security. However, studies in behavioral finance confirm that these assumptions frequently do not coincide with reality. Furthermore, a recent book gives a different set of organizational criteria that must be present in order for a group, such as the investors that form the stock market as a whole, to make wise decisions. We have never ascribed to the efficient market theory in its stronger forms. We believe there are select opportunities to add value through active investing.

            Life can only be understood backwards, but it must be lived forwards.
                                        -Soren Kierkegaard

The great mathematician Carl Jacobi, after a long struggle with a problem, changed his approach and soon found his answer. Having seen the power of this thought process, he often advised, "when in trouble, invert, always invert." One commencement speaker picked up on this mental trick, and told the graduating class how to have a miserable life. For instance, he advised that if they wanted to be unsuccessful, they should never try to learn from great thinkers that have come before; they should try to discover everything themselves. The audience soon understood the types of behavior the speaker believed they should avoid, and were easily able to invert, and "back into" the types of behavior he believed would prove rewarding in life. Jacobi's mental habit of thinking problems through forward and backward should be useful for everyone.

The Efficient Market Theory Stated

In the 1960s, building on the work of Harry Markowitz and others, Eugene Fama proposed the efficient market theory. Since competition in the stock market is so intense, "rational profit maximizers" will quickly impound new information into stock prices such that, at any point in time, the market price is the single best estimate of the value of an enterprise. Because news arrives randomly, stock prices will follow a "random walk." Investors, therefore, should utilize an index approach and forgo trying to beat the market. This theory rests on a circular argument. Only through the efforts of active investors can market efficiency be expected. But as long as some investors seek opportunities and bring about efficiency, others can "free ride" and still trust that market prices are unbiased.

In addition, efficient market theory believed that since investors are risk-averse, they must receive a premium to reward them for bearing greater risk (uncertainty). Vast amounts of data have been collected that seemingly support the efficient market theory. The records of professional managers, on average, have failed to beat the market. Furthermore, over long periods of time, stocks have outperformed corporate bonds, which have outperformed government bonds and inflation, but each has only done so with more volatility.

Here Come the Behavioralists

The ethos of hard science dictates that a theory that has been tested, supported by evidence, and seems to explain an observed phenomenon be upheld until a competing theory either disproves the original theory or better explains the phenomenon. Some researchers, unconvinced by the correctness of the efficient market theory, began delving on the border between economics and psychology, a field that came to be termed "behavioral finance." Thinking through the problem backwards using cleverly designed experiments, they found evidence refuting the validity of many of the assumptions on which the efficient market theory rests, and proposed different descriptions of reality. Amos Tversky and Daniel Kahneman (Kahneman shared the 2002 Nobel Prize in Economics for this work, which Tversky surely would have shared had he not passed away in 1996) found that people demonstrate the following:

Loss Aversion - People are not always risk averse. In the realm of losses, they exhibit risk-seeking behavior. For instance, in experiments, when people were offered a sure $85,000 or an 85% chance of $100,000 or a 15% chance of receiving nothing, the majority of respondents chose the sure $85,000 even though each has the same expected value. This is consistent with risk aversion. But when the same people were offered the choice between a certain loss of $85,000 and an 85% chance of losing $100,000 and a 15% chance of losing nothing, the majority chose the gamble rather than the certain loss, exhibiting risk-seeking behavior. It is often said that the market hates uncertainty. However, the finding

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                        Page 5

--------------------------------------------------------------------------------

above recalls Mark Twain's comment "a wife does not so much object to her husband gambling, she mostly objects to him losing."

Mental Accounting - People tend to organize their decisions in separate mental accounts. For instance, researchers constructed the following two scenarios:

      Scenario 1: You have paid $20 for a play ticket. Upon arriving at the theatre you discover that you have lost the ticket. Would you pay $20 for another ticket?

      Scenario 2: You have decided to see a play that costs $20 per ticket. Upon arriving at the theatre you discover that you have lost a $20 bill. Would you still pay $20 for a ticket?

In one study, only 46% of respondents answered yes in scenario 1, while 88% of those same respondents answered yes to scenario 2. That people construct "mental accounts," whereby the account for a theatre ticket is down $20 in scenario 1 but not in scenario 2, is the most likely explanation.

Overconfidence - Numerous studies have shown people are overconfident in their predictions. Furthermore, predictions often are not well calibrated. For instance, when people were asked how confident they were in a certain prediction, respondents who replied 80% or greater were often in error more than 50% of the time. As Herbert Simon declared, humans are only boundedly rational.

Conducting studies involving the U.S. stock market,Werner De Bondt and Richard Thaler published an article in 1985 entitled "Does the stock market overreact?" in which they reported findings that stocks that were the subject of recent bad news were, on average, systematically mispriced as they subsequently outperformed market averages. "Value" investors jumped on this and other studies as justification for their investment approach. Other studies looked at positive earnings "surprises" and relative price strength and concluded the market under-reacts to good news given these stocks outperformance over a 6-12 month time frame. Momentum and some quantitative investors hold up these studies to justify their investment approaches. This might strike some as frustrating and even further proof of efficient markets - sometimes the market overreacts and sometimes it under-reacts (not to mention the possibility that the conclusions in these studies might depend on the time frame over which the analysis was conducted). From our viewpoint, the findings from behavioral finance do produce a more complete picture of reality and can be synthesized with the other findings. Succinctly, we believe that while markets are fairly efficient, they are far from always efficient.

A Mental Checklist

Thoughts on some of these topics were refreshed after reading The Wisdom of Crowds:Why the Many are Smarter than the Few and How Collective Wisdom Shapes Business, Economies, Societies, and Nations by James Surowiecki. The basic premise of the book is that under the right circumstances, groups are remarkably intelligent, and are often smarter than the smartest person in them. Instinctively, most people have trouble accepting this thesis, as unruly mobs and other mass hysterias readily come to mind. This doubt is acknowledged upfront in the liner notes to the book, with H.L. Mencken's quote "No one in this world, so far as I know, has ever lost money by underestimating the intelligence of the great masses of the plain people." Surowiecki, however, maintains that Mencken is wrong. He has collected some wonderful examples of groups making extraordinarily accurate predictions under uncertainty, and working together to solve problems of cognition, coordination, and cooperation. He also presents examples of groups making dysfunctional decisions, but is not necessarily troubled by this, wisely pointing out that this is the way the world works. What he does propose, however, is that for a crowd to make wise decisions, it must possess the following characteristics:

      o Diverse - because it adds perspectives that would otherwise be absent and because it takes away, or at least weakens, some of the destructive characteristics of group decision making such as groupthink and conformity.

      o Independent - because it keeps the mistakes that people make from being correlated and makes it more likely to have new information rather than the same data with which everyone is already familiar.

      o Decentralized - because it fosters diversity, encourages independence, and brings specialized knowledge, including what economist Friedrich Hayek termed tacit knowledge, that knowledge which cannot be easily summarized or conveyed.

      o Aggregation - because some mechanism, such as market prices, must exist to reflect the thinking of the group as a whole, typically through averaging.

Just as an airline pilot uses checklists to ensure a safe takeoff, flight, and landing, we believe this can serve as an effective checklist for an individual to use to gauge the appropriate level of trust to have in the wisdom of crowds.

--------------------------------------------------------------------------------
Page 6                        Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------

The Conceit of Stock-Picking

Referring back to the commencement speaker, being conceited would have made his list of behaviors to avoid in life. So we acknowledge that there is a certain conceit in selecting individual stocks and trying to beat the market, and recognize that outperforming the market, after considering all costs, is a formidable challenge. We also believe free markets are the best mechanism available for setting the price of capital and eventually sorting out the truth. Yet, when we apply Surowiecki's pre-conditions for wise crowds to the stock market, we remain skeptical of placing complete trust in stock market prices, and are hesitant to follow a passive index strategy.

Consider the condition of independence. Investors would meet this test if they independently appraise the value of a business based upon their own expectations for the future cash flows of the business and a reasonable required return, and buy or sell only when they spot a compelling investment opportunity. However, if investors engage in the practice of trying to predict what other investors might pay in the near future for a given security (in a process that John Maynard Keynes described as analogous to a beauty contest where the contest winner would be based not on some objective standard of beauty, but on whose picks most closely correspond to the average picks of all competitors), prices can become unhinged from reality. In reality, it is never exclusively one or the other. However we see signs of the latter reflected in very high turnover portfolios. Also, we frequently observe managers "closet indexing," by starting with the current stock price (and by extension the market capitalization) to formulate portfolio position sizes based on small deviations from the index weight. These observations curtail our confidence in perfectly efficient markets, and lend us confidence there will be select opportunities to add value.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                        Page 7

--------------------------------------------------------------------------------

Diamond Hill Small Cap Fund
--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*
                                                                          Since
                                                      Year             12/29/00
                                            Ended 12/31/04            Inception
--------------------------------------------------------------------------------
Diamond Hill Small Cap Fund (DHSCX)                 29.26%               22.24%
--------------------------------------------------------------------------------
Russell 2000 Index                                  18.33%                9.13%
--------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[PHOTO]
R.H. Dillon, CFA
Co-Portfolio Manager

[PHOTO]
Thomas P. Schindler, CFA
Co-Portfolio Manager

We are pleased to report a prosperous 2004 in the Diamond Hill Small Cap Fund, both in an absolute and relative sense. As in 2003, many individual holdings contributed to this 2004 performance. One sector of the portfolio that appreciated strongly was energy and energy services. Of the holdings in the portfolio at the end of last year, Southwestern Energy more than doubled, and Cimarex and Lufkin Industries appreciated approximately 40%. Positions initiated early in the year included Berry Petroleum (up 52% from cost), Encore Acquisition (up 12%), Helmerich & Payne (up 24%), and Tidewater (up 15%). Part of the main thesis underlying all these holdings is the belief that excess oil and gas supplies are constrained, leading to the type of commodity price increases seen throughout the year. While it remains to be seen whether the commodity prices will attain further highs, we do believe this represents a sustainable "sea level" change from the energy prices experienced in the 1990s. Meanwhile, at the time of purchase, we believed embedded in the stock prices were expectations for far lower commodity prices. While the stock price appreciation corrects some of the opportunity, we still are attracted to the fundamentals of this sector. Among other notable contributors were PacifiCare, Greenbrier, Black & Decker, Brinks, and Steiner Leisure. Most of these positions have been long held in the Fund, and we continue to compare price and value in an effort to maintain an attractive portfolio.

The smaller capitalization Russell 2000 has now outperformed the larger capitalization S&P 500 for six consecutive years (and obviously all four years during the Fund's existence). With each year, we have become progressively less confident this small cap out-performance will continue. Now, it appears to us an even prospect. Having a smaller cap portfolio might not necessarily be a headwind going forward, but it is unlikely to be a strong tailwind either.

The final notable occurrence in the Fund in 2004 was significant growth in net assets. At the beginning of the year, the portfolio had nearly $19 million in assets. That figure was approximately $70 million at year-end. There are pros and cons to this asset growth for long term shareholders. We will do our best to balance these factors in the best interests of long-term shareholders.

Thank you again for your interest in the Diamond Hill Small Cap Fund.

/s/ R. H. Dillon
R. H. Dillon, CFA
Portfolio Manager

/s/ Thomas P. Schindler
Thomas P. Schindler, CFA
Portfolio Manager

--------------------------------------------------------------------------------
Page 8                        Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund - Class A(A) and the Russell 2000 Index

[The following data represents the mountain graph depicted in the printed material.]

                               Small Cap         Russell
                              Fund Class A      2000 Index

12/29/00                          9,425           10,000
03/31/01                         10,217            9,350
06/30/01                         12,111           10,686
09/30/01                          9,350            8,466
12/31/01                         11,822           10,250
03/31/02                         13,168           10,658
06/30/02                         12,437            9,768
09/30/02                         10,071            7,678
12/31/02                         10,848            8,151
03/31/03                          9,875            7,785
06/30/03                         11,977            9,608
09/30/03                         14,134           10,479
12/31/03                         16,292           12,002
03/31/04                         17,381           12,753
06/30/04                         18,001           12,813
09/30/04                         18,718           12,447
12/31/04                         21,064           14,201

                     -------------------------------------
                     Diamond Hill Small Cap Fund - Class A
                         Average Annual Total Return(B)

                        One Year      Since Inception(C)
                          21.80%            20.44%
                     -------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C)   Class A shares commenced operations on December 29, 2000.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Small Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation               % of Net Assets
-----------------               ---------------
Consumer Discretionary                 21%
Consumer Staples                        1%
Energy                                 14%
Financial                               9%
Health Care                             4%
Industrial                              9%
Information Technology                  2%
Materials                              10%
Utilities                               2%
Cash and Cash Equivalents              28%
                                    ------
                                      100%
                                    ------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                        Page 9

--------------------------------------------------------------------------------

Diamond Hill Large Cap Fund
--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*
                                                                          Since
                                                      Year              6/29/01
                                            Ended 12/31/04            Inception
--------------------------------------------------------------------------------
Diamond Hill Large Cap Fund (DHLAX)                 21.12%                7.18%
--------------------------------------------------------------------------------
Russell 1000 Index                                  11.40%                1.87%
--------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[PHOTO]
Charles S. Bath, CFA
Portfolio Manager

I am pleased with the results of the Diamond Hill Large Cap Fund in 2004. The Fund's return of 21.12% exceeded the return on the Russell 1000 index of 11.40%. The market ended the year on a very strong note and the fourth quarter rally allowed the market to post a very respectable return for the year.

As 2004 began, I believed the best opportunities in the market remained with the smaller companies in the Russell 1000 index. That proved to be the case as many of the portfolios biggest gainers were companies occupying the smaller capitalization niche of the large capitalization market. An example of such a company was Pacificare. This managed care healthcare company was one of the largest holdings in the portfolio and its outsized gains helped the portfolio outperform the index in 2004.

Throughout 2004, the Fund maintained a large investment in the energy sector. The outlook toward energy is even more positive at the end of the year and the portfolio holdings have been increased. At year-end, the energy weighting in the portfolio was approaching 20%. This large investment was due to the attractive long-term outlook for the sector. Strong worldwide demand growth combined with limited capacity growth has led to a tight supply/demand situation. This should support high energy prices for the foreseeable future. These high prices should help provide attractive returns for our investments in the energy sector.

A large new holding in the portfolio is Phelps Dodge. This company is the largest U.S. based copper company. The situation in copper is similar to energy where large worldwide demand growth is straining capacity and causing prices to increase. The outlook is for continued high copper prices, which should drive strong earnings growth for Phelps Dodge. However, the stock price does not reflect this opportunity. Therefore, it is one of the largest holdings in the portfolio.

I have continued to avoid technology holdings in the Fund. Their valuations continue to reflect higher levels of growth and profitability than I think is achievable. Until valuations adjust, I will not feel compelled to invest in this portion of the market.

I want to thank shareholders for their continued support. I look forward to working with you for many more years to come.


/s/ Charles S. Bath
Charles S. Bath, CFA
Managing Director - Equities
and Portfolio Manager

--------------------------------------------------------------------------------
Page 10                       Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index

[The following data represents the mountain graph depicted in the printed material.]

                      Large Cap        Russell 1000
                       Class A            Index

06/29/01                9,425             10,000
09/30/01                8,445              8,474
12/31/01                9,490              9,416
03/31/02                9,821              9,485
06/30/02                8,425              8,209
09/30/02                6,934              6,821
12/31/02                7,523              7,378
03/31/03                7,170              7,161
06/30/03                7,919              8,288
09/30/03                8,603              8,537
12/31/03                9,925              9,583
03/31/04               10,299              9,765
06/30/04               10,741              9,902
09/30/04               11,009              9,723
12/31/04               12,021             10,676

                     -------------------------------------
                     Diamond Hill Large Cap Fund - Class A
                         Average Annual Total Return(B)


                         One Year    Since Inception(C)
                          14.17%           5.39%
                     -------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C)   Class A shares commenced operations on June 29, 2001.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Large Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation                          % of Net Assets
-----------------                          ---------------
Consumer Discretionary                           10%
Consumer Staples                                  6%
Energy                                           20%
Financial                                        10%
Health Care                                      12%
Industrial                                       13%
Materials                                        15%
Utilities                                         4%
Cash and Cash Equivalents                        12%
Other Assets/Liabilities (net)                   -2%
                                              ------
                                                100%
                                              ------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 11

--------------------------------------------------------------------------------

Diamond Hill Focus Long-Short Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------
Results (Class A) Since Inception*
                                                                           Since
                                                      Year               6/30/00
                                            Ended 12/31/04             Inception
--------------------------------------------------------------------------------
Diamond Hill Focus Fund (DIAMX)                     16.86%                7.69%
--------------------------------------------------------------------------------
Russell 3000 Index                                  11.95%               -1.57%
--------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

/s/ R.H. Dillon
R.H. Dillon, CFA
Co-Portfolio Manager

/s/ Charles S. Bath
Charles S. Bath, CFA
Co-Portfolio Manager

The Diamond Hill Focus Long-Short Fund returned 16.86% in 2004 compared to 11.95% for the Russell 3000. We are pleased with the performance of the Fund in both relative and absolute terms. We are especially pleased that the fund was able to perform well in a strong market. While the short positions proved to be a slight drag on performance, particularly in the fourth quarter, the strong performance in the larger long positions allowed us to post excellent performance in 2004.

As we entered 2004, one of the most attractive areas of the market was the small capitalization stocks. It was the performance of many small capitalization names like Southwest Energy and Brink's, which drove the performance of the portfolio. These continue to be holdings in the portfolio as their valuation has failed to fully reflect the growth opportunities available to these companies.

Southwest Energy is an example of the one of the several opportunities we find in the energy sector. Energy is approximately 20% of the portfolio due to the attractive long- term outlook for the sector. Strong worldwide demand growth combined with limited capacity growth has led to a tight supply/demand situation. This should support higher energy prices for the foreseeable future. It is the high prices for energy products, which should drive earnings growth for companies like Southwest Energy and should make these companies attractive long-term investments.

A large new holding in the portfolio is Phelps Dodge. This company is the largest U.S. based copper company. The situation in copper is similar to energy where large worldwide demand growth is straining capacity and driving price increases. The outlook for continued high copper prices should lead to strong earnings growth for Phelps Dodge. However, the stock price does not reflect this opportunity. Therefore, it is one of the largest holdings in the portfolio.

The short positions continue to be dominated by technology, Internet, and consumer companies. It is these industries, where valuation is most problematic, and therefore provides the best shorting opportunities. In 2004, the short portion of the portfolio proved to be a drag on performance. However, we are finding several good shorting opportunities and look forward to earning money in this strategy in 2005.

We want to thank shareholders for their continued support in 2004. We look forward to working with you in the years ahead.

/s/ R. H. Dillon
R. H. Dillon, CFA
Portfolio Manager

/s/ Charles S. Bath
Charles S. Bath, CFA
Portfolio Manager

--------------------------------------------------------------------------------
Page 12                       Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Focus Long-Short Fund - Class A(A) and the Russell 3000 Index

[The following data represents the mountain graph depicted in the printed material.]

                        Focus Fund        Russell 3000
                         Class A              Index

06/30/00                   9,425             10,000
09/30/00                   9,774             10,043
12/31/00                   9,635              9,139
03/31/01                  10,295              8,027
06/30/01                  11,529              8,580
09/30/01                   8,522              7,240
12/31/01                  10,223              8,091
03/31/02                  11,277              8,170
06/30/02                  10,338              7,100
09/30/02                   8,499              5,877
12/31/02                   9,160              6,348
03/31/03                   8,479              6,155
06/30/03                  10,128              7,155
09/30/03                  10,195              7,400
12/31/03                  11,259              8,320
03/31/04                  11,670              8,506
06/30/04                  11,900              8,619
09/30/04                  12,629              8,455
12/31/04                  13,157              9,314

                       ---------------------------------
                       Diamond Hill Focus Fund - Class A
                         Average Annual Total Return(B)

                        One Year      Since Inception(C)
                          10.11%             6.28%
                       ---------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C)   Class A shares commenced operations on June 30, 2000.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Focus Long-Short Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

                                          % of Long             % of Net
Sector Allocation                         Portfolio              Assets
-----------------                         ---------              ------
Long Portfolio
  Consumer Discretionary                        14%                 14%
  Consumer Staples                               3%                  3%
  Energy                                        19%                 19%
  Financials                                     7%                  7%
  Health Care                                    9%                  9%
  Industrials                                   10%                 10%
  Materials                                     14%                 14%
  Utilities                                      3%                  3%
  Cash & Cash Equivalents                       21%                 21%
                                             ------
                                               100%
                                             ------

                                          % of Short            % of Net
Sector Allocation                         Portfolio              Assets
-----------------                         ---------              ------
Short Portfolio
  Consumer Discretionary                        51%                -17%
  Consumer Staples                               4%                 -1%
  Health Care                                    5%                 -1%
  Industrials                                    6%                 -2%
  Information Technology                        25%                 -9%
  Utilities                                      8%                 -3%
  Semiconductors                                 1%                 -1%
                                             ------
                                               100%
                                             ------
Other
  Segregated Cash with Brokers                                      35%
  Other Assets/Liabilities (net)                                    -1%
                                                                 ------
                                                                   100%
                                                                 ------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 13

--------------------------------------------------------------------------------

Diamond Hill Bank & Financial Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*
                                                                                         Since
                                                         Year         Five Year         8/1/97
                                               Ended 12/31/04    Ended 12/31/04      Inception
-----------------------------------------------------------------------------------------------
Diamond Hill Bank & Financial Fund (BANCX)             16.67%            20.89%         14.90%
-----------------------------------------------------------------------------------------------
S&P SuperComposite 1500 Financial Index                11.92%             7.31%          7.40%
-----------------------------------------------------------------------------------------------
NASDAQ Bank Index                                      13.67%            16.47%         11.19%
-----------------------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[PHOTO]
Christopher M. Bingaman, CFA
Portfolio Manager

Thank you for your interest in the Diamond Hill Bank & Financial Fund.

After a rather tentative start, 2004 witnessed another year of solid price appreciation for the Diamond Hill Bank & Financial Fund as well as the overall U.S. stock market. For the fifth straight year, financial services companies out-performed the overall domestic equity market. Almost without exception, equity indices in the U.S. were in positive territory for the second straight year. The S&P 500 index recorded a total return for the year of 10.88%, while the S&P 1500 Financials posted a total return of 11.92%. As they did in the prior four years, small banks and thrifts once again outperformed the broader markets albeit by a much narrower margin. The NASDAQ Bank index (which is generally indicative of the performance of small cap banks and thrifts) recorded a positive total return of 13.67%. The total return for the Diamond Hill Bank & Financial Fund (class A shares) in 2004 was 16.67%. As I said in last year's letter, I am pleased with the Funds' performance over the past few years however, these levels of absolute performance are not likely sustainable. Also, it appears the opportunity for the sector to out-perform on a relative basis has greatly diminished. In other words, we are now expecting financial sector returns to be in-line with the returns of the overall market indices. We continue to expect the performance of the Bank & Financial Fund to be superior to the overall financial sector (over sufficiently long time periods) and we are hopeful the Fund will provide shareholders with acceptable results on an absolute basis.

Once again, 2004 witnessed a robust level of merger and acquisition activity within the sector. More specifically, two companies that were represented in the Fund were purchased at substantial premiums by larger institutions during 2004. Charter One (CF) announced an agreement with Royal Bank of Scotland and Southtrust agreed to merge into Wachovia Bank (WB). Both transactions were announced in the second quarter and closed in the back half of the year. The Charter One deal was an all cash transaction, while Southtrust was an all-stock deal. The Fund continues to hold the Wachovia shares received at closing.

Other notable contributors to the Fund's performance in 2004 were Hanmi Financial Corp. (HAFC) and Countrywide Financial Corp (CFC). The Fund received shares in Hanmi Financial during the first quarter after they purchased Pacific Union Bank (PUBB), which had been a substantial holding in the portfolio. The stock of the newly formed company provided a total return in excess of 83% for the year as the company executed the merger integration and continued to grow at a very rapid pace. Countrywide Financial, primarily a mortgage banking company, was again a large positive contributor to the Fund's 2004 performance. The stock appreciated nearly 48% during the year as the company performed superbly within an industry that also performed surprisingly well after two years of record-breaking results. Countrywide continues to take market share in from its competitors and has used the mortgage origination boom to greatly expand its mortgage servicing business as well as to rapidly grow its banking subsidiary. While we remain comfortable with the company's fundamentals, the stock now appears to generally reflect those fundamentals and therefore the size of the position has been greatly reduced over the past few quarters.

As in past years, the Fund benefited greatly from the performance of many small banks and thrifts. However, the Fund also enjoyed strong returns from investments in many larger capitalization companies that were added to fund during the past two years. Over the last few years, several investments were made in larger companies that are more exposed to relatively higher risk lending activities as well as the overall capital markets. Thus far, many of these investments have

--------------------------------------------------------------------------------
Page 14                       Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------
Portfolio Commentary (continued)
--------------------------------------------------------------------------------

appreciated nicely and continue to look attractive (especially on a relative basis). As one may reasonably guess from these comments, the level of investment in small cap banks and thrifts continues to diminish in the Fund. Many of these holdings have reached full value and have been either partially or fully divested. Meanwhile it has become increasingly difficult to find new small-cap alternatives as these fully valued holdings are sold. So while the outlook for small community based banks remains bright, it has become difficult to find the underlying stocks at a significant discount to intrinsic value. We are always on the lookout for new opportunities in this area and suspect we will continue to have significant investments in small caps when the price vs. value equation is favorable.

As in the past, we continue to believe shareholders in the fund will benefit from a relatively concentrated portfolio. We will likely own between 25 and 35 stocks in the fund with an average position size of between 3% and 4%. Also, as you may know, the Board of Trustees has provided the advisor with the ability to take short positions in Fund. As it has recently become more difficult to find investments that meet our expected return criteria, we may begin to deploy some capital by shorting certain securities that we believe are trading at substantial premiums to our calculations intrinsic value. We do not intend to do this as a `hedge' to mitigate our long exposure, but instead as way to enhance our performance over time. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

/s/ Christopher M. Bingaman
Christopher M. Bingaman, CFA
Portfolio Manager

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 15

--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Bank & Financial Fund- Class A(A), the S&P SuperComposite 1500 Financial Index and the NASDAQ Bank Index

[The following data represents the mountain graph depicted in the printed material.]

                                                 S&P 1500
                        Bank & Financial      Supercomposite      Nasdaq Bank
                          Fund Class A        Financial Index        Index

08/01/97                     9,425                10,000             10,000
08/31/97                     9,387                 9,318              9,925
09/30/97                    10,254                10,082             10,984
12/31/97                    11,687                10,831             12,136
03/31/98                    12,705                12,049             12,966
06/30/98                    13,044                12,356             12,476
09/30/98                    10,452                 9,742             10,210
12/31/98                    10,620                11,827             10,892
03/31/99                    10,490                12,529             10,424
06/30/99                    11,470                13,137             11,182
09/30/99                    10,870                11,093             10,133
12/31/99                    10,226                11,940             10,257
03/31/00                     9,249                12,106              9,348
06/30/00                     8,756                11,684              9,206
09/30/00                    10,115                14,398             11,010
12/31/00                    11,574                14,784             12,077
03/31/01                    11,836                13,302             11,795
06/30/01                    13,577                14,338             13,268
09/30/01                    14,050                12,487             13,034
12/31/01                    14,342                13,384             13,592
03/31/02                    15,852                13,908             14,973
06/30/02                    16,687                12,940             15,482
09/30/02                    15,006                10,783             14,235
12/31/02                    15,952                11,547             14,535
03/31/03                    15,566                13,654             14,279
06/30/03                    18,375                12,965             16,207
09/30/03                    19,487                13,548             17,189
12/31/03                    22,628                15,182             19,338
03/31/04                    23,488                15,957             19,785
06/30/04                    23,843                15,578             19,640
09/30/04                    24,613                15,687             20,196
12/31/04                    26,402                16,992             21,981

                  --------------------------------------------
                  Diamond Hill Bank & Financial Fund - Class A
                         Average Annual Total Return(B)

                   One Year     Five Year    Since Inception(C)
                    9.98%         19.46%          13.98%
                  ---------------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.75%.

(C)   Class A shares commenced operations on August 1, 1997.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Bank & Financial Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation                            % of Net Assets
-----------------                            ---------------
Preferred Stocks - Finance                          4%
Common Stocks:
  Consumer Finance                                  1%
  Finance - Banks & Thrifts                        55%
  Financial - Diversified                           9%
  Insurance                                         8%
  Real Estate Investment Trust                      2%
Cash and Cash Equivalents                          21%
                                               -------
                                                  100%
                                               -------

--------------------------------------------------------------------------------
Page 16                       Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------

Diamond Hill Strategic Income Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*
                                                                          Since
                                                           Year         9/30/02
                                                 Ended 12/31/04       Inception
--------------------------------------------------------------------------------
Diamond Hill Strategic Income Fund (DSIAX)                7.46%          14.44%
--------------------------------------------------------------------------------
Merrill Lynch Domestic Master Index                       4.34%           4.47%
--------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[PHOTO]
Kent K. Rinker
Portfolio Manager

The Diamond Hill Strategic Income Fund produced a total return of 7.46% for the year ended 12/31/04. This compared favorably to the Merrill Lynch Domestic Master Index, which had a total return of 4.34%. Once again, asset selection was the key to our performance. For the balance of the year, we had been expecting interest rates to rise, and so we kept a fairly short maturity structure for the bond portion of the portfolio. Indeed, short-term rates rose quite a bit, as the Federal Reserve raised the Fed Funds rate from 1% to 2.25%. However long-term rates, as measured by the yield on the 10-year U.S.Treasury finished the year at 4.25%, which is roughly the same yield that they started the year.

In terms of our performance for the past year, a large part of the annual return came from having high yielding securities in the portfolio. The 12-month yield of 5.53% was 74% of the total return for the year. During the year, we were helped by prices appreciating in the Master Limited Partnership securities and the REIT securities. However, because we were underweight the REIT area, we "left some money on the table". We could not get comfortable with the industry fundamentals and felt that most REITs were overvalued throughout the year. We feel even more so today. In the bond portfolio, we were once again helped by the out performance of corporate bonds versus U.S.Treasuries. Corporate yield spreads continued to contract, and this was beneficial to us.

Lastly, from a negative point of view, we were hurt by investments in what are called range notes. The prices of these securities are quite sensitive to interest rates and reacted quite negatively to the upward spike in interest rates during the second quarter. These securities were eliminated from the portfolio during the second half of the year.

All in all, it was a pretty good year and we were able to meet our objectives, in what turned out to be a difficult market environment. Thank you for your continued support for the Diamond Hill Strategic Income Fund.

/s/ Kent Rinker
Kent Rinker

/s/ Rick Moore
Rick Moore, CFA

/s/ William Zox
William Zox, CFA, J.D., LL.M.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 17

--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A) and the
Merrill Lynch Domestic Master Index

[The following data represents the mountain graph depicted in the printed material.]

                                                         Merrill Lynch
                                Strategic Income        Domestic Master
                                  Fund Class A               Index

09/30/02                              9,525                 10,000
12/31/02                              9,952                 10,159
03/31/03                             10,418                 10,300
06/30/03                             10,720                 10,561
09/30/03                             11,461                 10,548
12/31/03                             12,009                 10,578
03/31/04                             12,400                 10,859
06/30/04                             11,921                 10,592
09/30/04                             12,531                 10,932
12/31/04                             12,905                 11,036

                  --------------------------------------------
                  Diamond Hill Strategic Income Fund - Class A
                        Average Annual Total Returns(B)

                        One Year     Since Inception(C)
                          2.34%            11.98%
                  --------------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The total return shown above is adjusted for maximum applicable sales charge of 4.75%.

(C)   Class A shares commenced operations on September 30, 2002.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Strategic Income Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation                                       % of Net Assets
-----------------                                       ---------------
Master Limited Partnerships                                   12%
REIT Common Stock                                              5%
REIT Preferred Stock                                          21%
Trust Preferred Stock                                         27%
Corporate Bonds - Maturing > 2 Years                          16%
Corporate Bonds - Maturing or
  Likely to Be Called < 2 Years                                9%
U.S. Government or Agency Securities                           2%
Cash and Cash Equivalents                                      8%
                                                           ------
                                                             100%
                                                           ------

--------------------------------------------------------------------------------
Page 18                       Diamond Hill Funds Annual Report December 31, 2004

--------------------------------------------------------------------------------

Diamond Hill Short Term Fixed Income Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*
                                                                                     Since
                                                                        Year       6/28/02
                                                              Ended 12/31/04     Inception
-------------------------------------------------------------------------------------------
Diamond Hill Short Term Fixed Income Fund (DHFAX)                      2.04%         2.67%
-------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index            1.21%         3.01%
-------------------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[PHOTO]
Kent K. Rinker
Portfolio Manager

The Diamond Hill Short Term Fixed Income Fund generated a total rate of return of 2.04% for the year 2004. It is somewhat remarkable that this is exactly the same return that we generated in 2003. The difference between the two years is that this year we outperformed the Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index by 83 basis points and last year we trailed the same index by 71 basis points. We were invested in the same types of securities each year, so what caused the difference? Basically, in 2003 short-term interest rates were at multi-year lows and stayed there for the balance of the year. In 2004, The Federal Reserve raised the Fed Funds rate 5 times from 1% to 2.25%.

Our forecast, for quite some time, has been that short-term interest rates were too low and that they would need to rise. In 2004, that process began. According to the Federal Reserve, interest rates will continue to be increased in 2005 at a "measured pace", until we get to a "neutral" rate. Even Alan Greenspan has been quoted as saying that he is not sure what a neutral rate is, but he will know it when we get there. It would seem that neutrality for short-term interest rates should be reached when we get to a point where we have solid growth in our economy, without the fear of inflation. The assumption in the fixed income markets is that neutral rate is about 3.25%

We have made no changes to our investment style. We continue to own short-maturity corporate bonds and short average life mortgage securities. These securities helped us during the past year, when interest rates rose, and we anticipate that they will continue to provide the yield we are looking for in a very low yield environment.

We thank you for your continued support of the Diamond Hill Short Term Fixed Income Fund.

/s/ Kent Rinker
Kent Rinker

/s/ Rick Moore
Rick Moore, CFA

/s/ William Zox
William Zox, CFA, J.D., LL.M.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 19

--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Short Term Fixed Income Fund - Class A(A) and the Merrill Lynch 1-3 Year U.S. Corporate/Government Index

[The following data represents the mountain graph depicted in the printed material.]

                                                      Merrill Lynch
                                   Short Term           1-3 yr US
                                  Fixed Income          Corporate/
                                  Fund Class A       Government Index

06/28/02                              9,975              10,000
09/30/02                             10,149              10,236
12/31/02                             10,234              10,358
03/31/03                             10,316              10,448
06/30/03                             10,069              10,563
09/30/03                             10,382              10,616
12/31/03                             10,444              10,643
03/31/04                             10,539              10,762
06/30/04                             10,495              10,641
09/30/04                             10,608              10,762
12/31/04                             10,657              10,772

              ---------------------------------------------------
              Diamond Hill Short Term Fixed Income Fund - Class A
                         Average Annual Total Return(B)

                        One Year      Since Inception(C)
                          1.74%             2.55%
              ---------------------------------------------------

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class I shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 0.25%.

(C)   Class A shares commenced operations on June 28, 2002.

Past performance is no guarantee of future results.The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Short Term Fixed Income Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation                                   % of Net Assets
-----------------                                   ---------------
Corporate Bonds                                           37%
Mortgage-Backed Securities                                49%
U.S. Government Agency Securities                          8%
Municipal Obligations                                      2%
Cash and Cash Equivalents                                  3%
Other Assets/Liabilities (net)                             1%
                                                       ------
                                                         100%
                                                       ------

--------------------------------------------------------------------------------
Page 20                       Diamond Hill Funds Annual Report December 31, 2004

                           Diamond Hill Small Cap Fund
                             Schedule of Investments
                                December 31, 2004

                                                                      Market
                                                       Shares         Value
--------------------------------------------------------------------------------

Preferred Stock -- 0.2%
Finance -- 0.2%
Lehman Brothers Holdings                                  5,000    $    127,200
--------------------------------------------------------------------------------

Common Stocks -- 70.6%
Consumer Discretionary -- 20.7%
American Greetings Corp.                                 83,000       2,104,050
Belo Corp.                                               43,400       1,138,816
Callaway Golf Co.                                       105,000       1,417,500
CPI Corp.                                                26,600         361,494
Ennis Business Forms, Inc.                               37,000         712,250
Lodgenet Entertainment Corp.*                            42,000         742,980
Maytag Corp.                                             80,000       1,688,000
MoneyGram International, Inc.                            60,000       1,268,400
Multimedia Games, Inc.                                   70,000       1,103,200
Steiner Leisure Ltd.*                                    16,000         478,080
The Black & Decker Corp.                                  9,800         865,634
The Brink's Co.                                          25,000         988,000
The Finish Line, Inc.                                    44,000         805,200
United Auto Group, Inc.                                  33,000         976,470
--------------------------------------------------------------------------------
                                                                     14,650,074
--------------------------------------------------------------------------------

Consumer Staples -- 1.0%
Del Monte Foods Co.*                                     62,000         683,240
--------------------------------------------------------------------------------

Energy -- 14.3%
Berry Petroleum Company                                  23,000       1,097,100
Cimarex Energy Co.*                                      27,500       1,042,250
Encore Acquisition Co.*                                  60,000       2,094,600
Helmerich & Payne                                        40,000       1,361,600
Lufkin Industries, Inc.                                  25,000         997,700
Southwestern Energy Co.*                                 43,200       2,189,808
Tidewater, Inc.                                          38,000       1,353,180
--------------------------------------------------------------------------------
                                                                     10,136,238
--------------------------------------------------------------------------------

Financial -- 9.0%
1st Source Corp.                                         33,337         850,427
Commercial Capital Bancorp                               38,000         880,840
Eagle Hospitality Properties Trust, Inc.*                72,000         741,600
First Industrial Realty Trust, Inc.                       7,000         285,110
Hanmi Financial Corp.                                    26,170         940,550
ITLA Capital Corp.*                                      18,810       1,105,840
MAF Bancorp, Inc.                                        16,545         741,547
PXRE Group Ltd.                                          32,000         806,720
--------------------------------------------------------------------------------
                                                                      6,352,634
--------------------------------------------------------------------------------

Health Care -- 4.0%
Manor Care, Inc.                                         20,000         708,600
PacifiCare Health Systems, Inc.*                         38,000       2,147,760
--------------------------------------------------------------------------------
                                                                      2,856,360
--------------------------------------------------------------------------------

Industrial -- 8.6%
Kaydon Corp.                                             18,000         594,360
Lincoln Electric Holdings, Inc.                          23,000         794,420
The Greenbrier Companies, Inc.                           56,900       1,926,065
Trinity Industries, Inc.                                 60,000       2,044,800
Washington Group International, Inc.*                    17,572         724,845
--------------------------------------------------------------------------------
                                                                      6,084,490
--------------------------------------------------------------------------------

Information Technology -- 1.9%
Maxwell Technologies, Inc.*                              32,400         328,536
The TriZetto Group, Inc.*                               104,156         989,482
--------------------------------------------------------------------------------
                                                                      1,318,018
--------------------------------------------------------------------------------

Materials -- 9.6%
American Pacific Corp.                                   19,500         165,945
Bowater, Inc.                                            32,000       1,407,040
Buckeye Technologies, Inc.*                             155,900       2,028,259
Century Aluminum Co.*                                    55,000       1,444,300
Grief, Inc. - Class B                                     5,500         302,500
Martin Marietta Materials, Inc.                          25,000       1,341,500
Olympic Steel, Inc.*                                      2,750          72,903
--------------------------------------------------------------------------------
                                                                      6,762,447
--------------------------------------------------------------------------------

Utilities -- 1.5%
WPS Resources Corp.                                      21,000       1,049,160
--------------------------------------------------------------------------------

Total Common Stocks                                                $ 49,892,661
--------------------------------------------------------------------------------

Registered Investment Companies -- 13.9%
Diamond Hill Short Term
  Fixed Income Fund - Class I ^                         282,356    $  2,803,792
First American Prime
  Obligations Fund - Class Y                          3,488,230       3,488,230
First American Treasury
  Obligations Fund - Class Y                          3,488,230       3,488,230
--------------------------------------------------------------------------------

Total Registered
Investment Companies                                               $  9,780,252
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 21

                           Diamond Hill Small Cap Fund
                       Schedule of Investments (Continued)
                                December 31, 2004
                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

Certificate Of Deposit -- 2.8%
Huntington National, 2.28%, 1/7/05                 $  2,000,000    $  2,000,000
--------------------------------------------------------------------------------

U.S.Treasury Obligations -- 5.6%
U.S.Treasury Note, 1.63%, 4/30/05                     1,000,000         997,539
U.S.Treasury Note, 1.25%, 5/31/05                     2,000,000       1,990,468
U.S.Treasury Note, Discount
  Note, 4/28/05                                       1,000,000         992,493
--------------------------------------------------------------------------------

Total U.S.Treasury Obligations                                     $  3,980,500
--------------------------------------------------------------------------------

Total Investment Securities -- 93.1%
(Amortized Cost $53,054,737)                                       $ 65,780,613

Other Assets In Excess
  Of Liabilities -- 6.9%                                              4,889,870
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                               $ 70,670,483
================================================================================

*     Non-income producing security.
^     Affiliated Fund, managed by Diamond Hill Capital Management, Inc.
See accompanying notes to financial statements.


                           Diamond Hill Large Cap Fund
                             Schedule of Investments
                                December 31, 2004
                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Common Stocks -- 89.6%
Consumer Discretionary -- 9.9%
American Greetings Corp.                                 23,500    $    595,725
Belo Corp.                                                6,500         170,560
Fortune Brands, Inc.                                      4,200         324,156
MoneyGram International, Inc.                             4,500          95,130
The Black & Decker Corp.                                  4,400         388,652
The Brink's Co.                                           8,100         320,112
--------------------------------------------------------------------------------
                                                                      1,894,335
--------------------------------------------------------------------------------

Consumer Staples -- 5.6%
Archer-Daniels-Midland Co.                               27,300         609,063
Kimberly-Clark Corp.                                      7,100         467,251
--------------------------------------------------------------------------------
                                                                      1,076,314
--------------------------------------------------------------------------------

Energy -- 19.8%
Anadarko Petroleum Corp.                                 10,100         654,581
Apache Corp.                                             18,100         915,316
Burlington Resources, Inc.                               10,300         448,050
ConocoPhillips                                           10,200         885,666
Devon Energy Corp.                                       22,200         864,024
--------------------------------------------------------------------------------
                                                                      3,767,637
--------------------------------------------------------------------------------

Financial -- 10.0%
Allstate Corp.                                           11,700         605,124
Comerica, Inc.                                            5,200         317,304
U.S. Bancorp                                             12,000         375,840
Wells Fargo & Co.                                         6,000         372,900
Westpac Banking Corp. - ADR                               3,000         227,790
--------------------------------------------------------------------------------
                                                                      1,898,958
--------------------------------------------------------------------------------

Health Care -- 11.7%
Boston Scientific Corp.*                                 12,400         440,820
Johnson & Johnson                                         5,100         323,442
Manor Care, Inc.                                          8,400         297,612
PacifiCare Health Systems, Inc.*                         19,100       1,079,532
Pfizer, Inc.                                              3,100          83,359
--------------------------------------------------------------------------------
                                                                      2,224,765
--------------------------------------------------------------------------------

Industrial -- 13.2%
Eaton Corp.                                               3,100         224,316
Fluor Corp.                                              12,100         659,571
Masco Corp.                                               5,200         189,956
Norfolk Southern Corp.                                   16,200         586,278
Parker Hannifin Corp.                                     2,250         170,415
Trinity Industries, Inc.                                 19,900         678,192
--------------------------------------------------------------------------------
                                                                      2,508,728
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Page 22                       Diamond Hill Funds Annual Report December 31, 2004

                           Diamond Hill Large Cap Fund
                       Schedule of Investments (Continued)
                                December 31, 2004

                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Common Stocks -- 89.6% continued
Materials -- 15.6%
Bowater, Inc.                                             6,200    $    272,614
Dow Chemical Co.                                          7,400         366,374
MeadWestvaco Corp.                                       21,500         728,635
Neenah Paper, Inc.*                                         215           7,009
Phelps Dodge Corp.                                        9,800         969,416
Vulcan Materials Co.                                        950          51,880
Weyerhaeuser Co.                                          8,700         584,814
--------------------------------------------------------------------------------
                                                                      2,980,742
--------------------------------------------------------------------------------

Utilities -- 3.8%
American Electric Power Co., Inc.                         5,900         202,606
Dominion Resources, Inc.                                  7,800         528,372
--------------------------------------------------------------------------------
                                                                        730,978
--------------------------------------------------------------------------------

Total Common Stocks                                                $ 17,082,457
--------------------------------------------------------------------------------

Registered Investment Companies -- 9.7%
First American Government
  Obligations Fund - Class Y                            874,632    $    874,632
First American Prime
  Obligations Fund - Class Y                            968,625         968,625
--------------------------------------------------------------------------------
Total Registered
Investment Companies                                               $  1,843,257
--------------------------------------------------------------------------------

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

U.S.Treasury Obligations -- 2.6%
U.S.Treasury Note, Discount
  Note, 4/28/05                                    $    500,000    $    496,247
--------------------------------------------------------------------------------

Total Investment Securities -- 101.9%
(Amortized Cost $15,603,343)                                       $ 19,421,961

Liabilities In Excess
  Of Other Assets -- (1.9%)                                           (353,149)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $ 19,068,812
================================================================================
*     Non-income producing security.
ADR - American Depository Receipt
See accompanying notes to financial statements.


                       Diamond Hill Focus Long-Short Fund
                             Schedule of Investments
                                December 31, 2004
                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Common Stocks -- 78.8%
Consumer Discretionary -- 13.7%
American Greetings Corp.+                                72,500    $  1,837,875
Belo Corp. +                                             33,000         865,920
CPI Corp. +                                              30,700         417,213
Fortune Brands, Inc. +                                   13,000       1,003,340
Maytag Corp. +                                           60,000       1,266,000
MoneyGram International, Inc. +                          58,500       1,236,690
The Black & Decker Corp. +                               17,000       1,501,610
The Brink's Co. +                                        29,825       1,178,684
--------------------------------------------------------------------------------
                                                                      9,307,332
--------------------------------------------------------------------------------

Consumer Staples -- 3.3%
Archer-Daniels-Midland Co.+                             100,500       2,242,155
--------------------------------------------------------------------------------

Energy -- 19.3%
Anadarko Petroleum Corp.+                                38,500       2,495,185
Apache Corp. +                                           63,100       3,190,968
ConocoPhillips +                                         36,300       3,151,929
Devon Energy Corp. +                                     80,000       3,113,600
Southwestern Energy Co.*+                                23,000       1,165,870
--------------------------------------------------------------------------------
                                                                     13,117,552
--------------------------------------------------------------------------------

Financial -- 6.9%
Allstate Corp. +                                         36,800       1,903,296
U.S. Bancorp. +                                          44,000       1,378,080
Wells Fargo & Co. +                                      22,000       1,367,300
--------------------------------------------------------------------------------
                                                                      4,648,676
--------------------------------------------------------------------------------

Health Care -- 9.1%
Boston Scientific Corp.*+                                45,000       1,599,750
Johnson & Johnson +                                      19,000       1,204,980
PacifiCare Health Systems, Inc.*+                        60,000       3,391,200
--------------------------------------------------------------------------------
                                                                      6,195,930
--------------------------------------------------------------------------------

Industrial -- 10.2%
Fluor Corp. +                                            41,500       2,262,165
Norfolk Southern Corp. +                                 57,500       2,080,925
Trinity Industries, Inc. +                               75,400       2,569,632
--------------------------------------------------------------------------------
                                                                      6,912,722
--------------------------------------------------------------------------------

Materials -- 13.8%
Dow Chemical Co.                                         26,000       1,287,260
MeadWestvaco Corp. +                                     77,500       2,626,475
Phelps Dodge Corp.+                                      32,500       3,214,900
Vulcan Materials Co. +                                    3,800         207,518
Weyerhaeuser Co. +                                       30,000       2,016,600
--------------------------------------------------------------------------------
                                                                      9,352,753
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 23

                       Diamond Hill Focus Long-Short Fund
                       Schedule of Investments (Continued)
                               December 31, 2004

                                                                     Market
                                                       Shares         Value
--------------------------------------------------------------------------------

Utilities -- 2.5%
Dominion Resources, Inc.+                                25,500    $  1,727,370
--------------------------------------------------------------------------------

Total Common Stocks                                                $ 53,504,490
--------------------------------------------------------------------------------

Registered Investment Companies -- 20.3%
Diamond Hill Short Term Fixed
  Income Fund - Class I ^                               457,995    $  4,547,893
First American Government
  Obligations Fund - Class Y                          4,597,622       4,597,622
First American Prime
  Obligations Fund - Class Y                          4,597,622       4,597,622
--------------------------------------------------------------------------------

Total Registered
Investment Companies                                               $ 13,743,137
--------------------------------------------------------------------------------

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

U.S.Treasury Obligations -- 1.5%
U.S.Treasury Note,
  Discount Note, 4/28/05                           $  1,000,000    $    992,493
--------------------------------------------------------------------------------

Total Investment Securities -- 100.6%
(Amortized Cost $56,791,207)                                       $ 68,240,120

Segregated Cash With Brokers -- 34.5%                                23,405,502

Securities Sold Short -- (34.6)%
  (Proceeds $20,209,947)                                            (23,458,319)

Liabilities In Excess
  Of Other Assets -- (0.5%)                                            (369,736)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $ 67,817,567
================================================================================
*     Non-income producing security.
+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $50,825,741.
^     Affiliated Fund, managed by Diamond Hill Capital Management, Inc.
See accompanying notes to financial statements.


                       Diamond Hill Focus Long-Short Fund
                        Schedule of Securities Sold Short
                               December 31, 2004

                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Common Stocks -- 85.9%
Consumer Discretionary -- 37.9%
Amazon.com, Inc.*                                        46,000    $  2,037,340
Clear Channel Communications, Inc.                       29,500         987,955
Ford Motor Co.                                           24,000         351,360
Kohl's Corp.*                                            37,700       1,853,709
Panera Bread Co.*                                         4,000         161,280
Sirius Satellite Radio, Inc.                             87,000         665,550
The Gap, Inc.                                            18,000         380,160
Wal-Mart Stores, Inc.                                     4,700         248,254
Winnbago Industries, Inc.                                 8,500         332,010
Yahoo!, Inc.*                                            50,000       1,884,000
--------------------------------------------------------------------------------
                                                                      8,901,618
--------------------------------------------------------------------------------

Consumer Staples -- 4.4%
Colgate-Palmolive Co.                                    10,000         511,600
Kraft Foods, Inc.                                        10,900         388,149
Pepsi Bottling Group, Inc.                                4,600         124,384
--------------------------------------------------------------------------------
                                                                      1,024,133
--------------------------------------------------------------------------------

Health Care -- 4.6%
Tenet Healthcare*                                        98,500       1,081,530
--------------------------------------------------------------------------------

Industrial -- 6.1%
General Electric Co.                                     30,000       1,095,000
United Parcel Service, Inc.                               4,000         341,840
--------------------------------------------------------------------------------
                                                                      1,436,840
--------------------------------------------------------------------------------

Information Technology -- 24.8%
Applied Materials, Inc.                                  32,700         559,170
Cisco Systems, Inc.*                                     50,000         965,000
Dell, Inc.*                                              30,000       1,264,200
EMC Corp.*                                               50,000         743,500
Intel Corp.                                              10,000         233,900
International Business Machines Corp.                     3,000         295,740
Juniper Networks, Inc.*                                  45,000       1,223,550
National Semiconductor Corp.*                            30,000         538,500
--------------------------------------------------------------------------------
                                                                      5,823,560
--------------------------------------------------------------------------------

Utilities -- 8.1%
Apollo Group, Inc.*                                      23,400       1,888,614
--------------------------------------------------------------------------------

Total Common Stocks Sold Short                                     $ 20,156,295
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 24                       Diamond Hill Funds Annual Report December 31, 2004

                       Diamond Hill Focus Long-Short Fund
                        Schedule of Securities Sold Short
                         (Continued) December 31, 2004

                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Exchange Traded Funds -- 14.1%
Consumer Discretionary -- 12.9%
Internet HOLDRs Trust*                                   20,000    $  1,425,400
Nasdaq 100 Trust, Series I                               40,000       1,596,400
--------------------------------------------------------------------------------
                                                                      3,021,800
--------------------------------------------------------------------------------

Semiconductors -- 1.2%
Semiconductor HOLDRs Trust                                8,400         280,224
--------------------------------------------------------------------------------

Total Exchange Traded Funds                                        $  3,302,024
--------------------------------------------------------------------------------

Total Securities Sold Short -- 100.0%
(Proceeds $20,209,947)                                             $ 23,458,319
--------------------------------------------------------------------------------

*     Non-income producing security.
See accompanying notes to financial statements.


                       Diamond Hill Bank & Financial Fund
                             Schedule of Investments
                               December 31, 2004

                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Preferred Stocks -- 3.9%
Finance -- 3.9%
1st Source Capital Trust                                  3,560    $     86,330
Lehman Brothers Holdings                                 14,400         366,336
Merrill Lynch Preferred Capital                          20,000         509,000
--------------------------------------------------------------------------------
Total Preferred Stocks                                             $    961,666
--------------------------------------------------------------------------------

Common Stocks -- 75.1%
Consumer Finance -- 1.4%
Countrywide Financial Corp.                               9,000    $    333,090
--------------------------------------------------------------------------------

Finance - Banks & Thrifts -- 54.6%
1st Source Corp.                                         21,700         553,567
Bank of America Corp.                                     9,952         467,644
Bank of New York Co., Inc.                               11,000         367,620
Capital Corp. of the West                                 6,193         291,077
Citigroup, Inc.                                          20,600         992,508
Comerica, Inc.                                           16,000         976,320
Commercial Capital Bancorp, Inc.                         22,264         516,080
Corus Bankshares, Inc.                                    6,000         288,060
Fifth Third Bancorp                                      17,000         803,760
First Horizon National Corp.                              6,000         258,660
First National Bankshares of Florida                     17,000         406,300
First State Bancorp                                      15,186         558,237
Greater Bay Bancorp                                       9,000         250,920
Hanmi Financial Corp.                                    15,159         544,814
ITLA Capital Corp.*                                      11,802         693,840
MAF Bancorp, Inc.                                        10,589         474,599
Merchants Bancshares, Inc.                                6,002         174,058
National City Corp.                                      15,000         563,250
PNC Financial Services Group                              9,500         545,680
Sovereign Bancorp, Inc.                                  23,510         530,151
U.S. Bancorp                                             32,000       1,002,239
Wachovia Corp.                                           11,680         614,368
Wells Fargo & Co.                                        16,000         994,400
Westpac Banking Corp. - ADR                               7,500         569,475
--------------------------------------------------------------------------------
                                                                     13,437,627
--------------------------------------------------------------------------------

Financial - Diversified -- 8.6%
Federal Home Loan Mortgage Corp.                         10,700         788,590
Mellon Financial Corp.                                   12,000         373,320
Merrill Lynch & Co., Inc.                                16,000         956,320
--------------------------------------------------------------------------------
                                                                      2,118,230
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 25

                       Diamond Hill Bank & Financial Fund
                       Schedule of Investments (Continued)
                               December 31, 2004

                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Common Stocks -- 75.1% continued
Insurance -- 8.1%
Allstate Corp.                                           19,700    $  1,018,884
Assurant, Inc.                                            9,950         303,973
Montpelier Re Holdings Ltd.                               8,000         307,600
PXRE Group Ltd.                                          14,000         352,940
--------------------------------------------------------------------------------
                                                                      1,983,397
--------------------------------------------------------------------------------

Real Estate Investment Trust -- 2.4%
Eagle Hospitality Properties Trust, Inc.*                32,500         334,750
First Industrial Realty Trust, Inc.                       6,500         264,745
--------------------------------------------------------------------------------
                                                                        599,495
--------------------------------------------------------------------------------

Total Common Stocks                                                $ 18,471,839
--------------------------------------------------------------------------------

Registered Investment
Companies -- 12.5%
Diamond Hill Short Term Fixed
  Income Fund - Class I ^                                62,278    $    618,419
First American Government
  Obligations Fund - Class Y                          1,231,411       1,231,411
First American Prime
  Obligations Fund - Class Y                          1,231,411       1,231,411
--------------------------------------------------------------------------------

Total Registered
Investment Companies                                               $  3,081,241
--------------------------------------------------------------------------------

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

Certificate Of Deposit -- 8.1%
Huntington National,
  2.34%, 1/14/05                                   $  2,000,000    $  2,000,000
--------------------------------------------------------------------------------

Total Investment Securities -- 99.6%
  (Amortized Cost $20,190,561)                                     $ 24,514,746

Other Assets In Excess
  Of Liabilities -- 0.4%                                                108,918
--------------------------------------------------------------------------------
Nets Assets -- 100.0%                                              $ 24,623,664
================================================================================
* Non-income producing security.
^ Affiliated Fund, managed by Diamond Hill Capital Management, Inc.
ADR - American Depository Receipt
See accompanying notes to financial statements.


                       Diamond Hill Strategic Income Fund
                             Schedule of Investments
                               December 31, 2004

                                                                     Market
                                                       Shares         Value
--------------------------------------------------------------------------------

Common Stocks -- 16.7%
Energy -- 10.5%
Atlas Pipeline Partners, L.P.                             8,250    $    345,675
Enbridge Energy Partners, L.P.                            8,000         412,560
Energy Transfer Partners, L.P.                           14,060         832,351
Enterprise Products Partners, L.P.                       17,195         444,663
Kaneb Pipe Line Partners, L.P.                            5,980         364,003
Northern Border Partners, L.P.                            8,250         397,485
Pacific Energy Partners, L.P.                            15,800         456,936
Petrofund Energy Trust                                   30,500         397,720
Plains All American Pipeline, L.P.                       11,300         426,462
Provident Energy Trust                                   44,500         421,860
TEPPCO Partners, L.P.                                    10,190         401,384
--------------------------------------------------------------------------------
                                                                      4,901,099
--------------------------------------------------------------------------------

Financial Services -- 1.7%
American Capital Strategies, Ltd.                        24,240         808,404
--------------------------------------------------------------------------------

Real Estate Investment Trust -- 4.5%
Agree Realty Corp.                                       10,000         316,900
Capital Automotive - REIT                                 7,800         277,095
Eagle Hospitality Properties Trust, Inc.*                51,900         534,570
Government Properties Trust, Inc.                        39,000         384,540
Lexington Corporate Properties Trust                     13,200         298,056
RAIT Investment Trust                                    10,350         289,490
--------------------------------------------------------------------------------
                                                                      2,100,651
--------------------------------------------------------------------------------

Total Common Stocks                                                $  7,810,154
--------------------------------------------------------------------------------

Preferred Stock -- 46.9%
Ace Capital Trust I                                      24,000    $    606,480
Aetna, Inc., 8.50%                                       12,000         321,480
AGL Capital Trust                                        22,000         583,660
Alesco Preferred Funding III+                         1,239,529       1,271,101
Alesco Preferred Funding IV+                                400         409,387
Alesco Preferred Funding V+                                 100         103,569
Alesco Preferred Funding VI+                              8,000         802,280
Alexandria Real Estate Series B - REIT                    3,000          81,000
Alexandria Real Estate Series C - REIT                   14,500         383,815
Allegiant Capital Trust                                   7,923         215,109
American General Capital III, 8.05%                      10,000         261,000
Apartment Invt. & Mgmt. Co.,
  7.75% - REIT                                            8,000         199,040
Bancorpsouth Capital Trust I, 8.15%                      15,000         404,400
Bear Stearns Capital Trust, 7.80%                        14,800         392,200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 26                       Diamond Hill Funds Annual Report December 31, 2004

                       Diamond Hill Strategic Income Fund
                       Schedule of Investments (Continued)
                               December 31, 2004

                                                                      Market
                                                       Shares          Value
--------------------------------------------------------------------------------

Preferred Stocks -- 46.9% continued
BSCH Finance Ltd.                                         7,800    $    203,970
Capital Automotive Series A - REIT                       12,000         308,400
Capital Automotive Series B - REIT                       12,000         316,126
CBL & Associates Series B - REIT                         19,400       1,047,600
CBL & Associates Series C - REIT                         19,000         499,320
Corporate Backed Trust
  Certificates, 7.75%                                     5,000         137,050
Corporate Backed Trust
  Certificates, 8.20%                                     5,000         136,400
Corporate Backed Trust
  Certificates, 8.25%                                     4,000         104,400
Corporate Office Trust - REIT                             4,000         106,000
Corts-TR IV Safeco Capital I                              4,000         112,000
Delphi Financial                                          4,000         109,000
Developers Divers Realty,
  8.00% - REIT                                            2,000          53,500
Developers Divers Realty,
  8.60% - REIT                                            3,000          80,610
Equity Inns, Inc.                                         7,000         184,407
Everest Re Capital Trust                                  3,000          82,980
Fleet Capital Trust VI, 8.80%                            11,800         303,024
Glimcher Realty Trust                                     5,000         128,950
Health Care REIT, Inc., 7.625%                           10,000         252,500
Health Care REIT, Inc., 7.875%                           10,000         259,900
Household Capital Trust V                                12,000         308,760
Huntington Preferred
  Capital, Inc. - REIT                                   10,400         292,344
IBC Capital Finance II                                    5,000         134,000
ING Capital Funding Trust II, 9.20%                      11,500         295,780
Innkeepers USA Trust                                     16,000         412,000
Kilroy Realty Corp., 7.50% - REIT                        23,000         582,130
Lexington Corporate
  Property Trust - REIT                                  14,500         388,329
MBNA Capital                                              8,000         219,200
Merrill Lynch Capital                                    17,000         432,650
National Rural Utility CFC, 7.625%                        7,500         197,250
Parkway Properties, Inc. - REIT                           8,000         211,200
PLC Capital Trust III, 7.50%                             16,000         422,400
Preferredplus Trust                                      14,000         365,540
Provident Capital Trust III                              33,000         882,090
Provident Capital Trust IV                               16,000         428,160
PS Business Parks, Inc., 7.00% - REIT                    16,000         396,640
PS Business Parks, Inc., 7.60% - REIT                    13,000         331,500
PS Business Parks, Inc., 8.75% - REIT                     4,000         107,500
PS Business Parks, Inc., 9.50% - REIT                     6,800         182,376
Public Storage, Inc., 9.75% - REIT                       40,600       1,036,518
Renaissance Holdings Ltd.,
  8.10% Series A                                         21,000         560,280
Saturns - AWE                                             5,800         163,560
Saturns - CZN                                             5,000         130,500
Saturns - FON                                            19,500         535,275
SL Green Realty, Corp.,
  7.625% - REIT                                           6,600         168,960
Taubman Centers, Inc.,
  8.00% - REIT                                           10,560         274,032
Telephone & Data Systems                                  4,000         105,520
The Mills Corp., 8.75% - REIT                            28,100         799,973
The Mills Corp., 9.00% - REIT                            22,600         628,563
Tommy Hilfiger USA, Inc.                                  4,000         102,320
Zions Capital Trust Series B                             16,000         438,400
--------------------------------------------------------------------------------
Total Preferred Stocks                                             $ 21,994,408
--------------------------------------------------------------------------------

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

Corporate Bonds -- 25.5%
Consumer, Cyclical -- 1.6%
Cox Communications, Inc.,
  6.88%, 6/15/05                                   $    350,000    $    355,619
Dana Corp., 10.13%, 3/15/10                              75,000          84,644
Echostar DBS Corp.,
  9.13%, 1/15/09                                         68,000          74,800
Ford Motor Co., 8.88%, 4/1/06                           212,000         221,985
--------------------------------------------------------------------------------
                                                                        737,048
--------------------------------------------------------------------------------

Consumer, Non-Cyclical -- 3.2%
RJ Reynolds Tobacco
  Holdings, 7.75%, 5/15/06                              250,000         261,250
RJ Reynolds Tobacco
  Holdings, 6.50%, 6/1/07                               500,000         515,000
Royal Caribbean Cruises,
  8.00%, 5/15/10                                        205,000         231,650
Royal Caribbean Cruises,
  8.75%, 2/2/11                                         400,000         472,500
--------------------------------------------------------------------------------
                                                                      1,480,400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 27

                       Diamond Hill Strategic Income Fund
                       Schedule of Investments (Continued)
                               December 31, 2004

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

Corporate Bonds -- 25.5% continued
Finance -- 9.5%
Ford Motor Credit Co.,
  9.50%, 6/1/10                                    $    250,000    $    290,742
GATX Financial Corp.,
  7.75%, 12/1/06                                        111,000         118,446
GATX Financial Corp.,
  6.88%, 12/15/06                                        30,000          31,536
GATX Financial Corp.,
  8.88%, 6/1/09                                         100,000         115,946
Morgan Stanley, 4.89%, 11/1/13                          525,000         540,629
Morgan Stanley, 4.54%, 5/1/14                           440,000         441,980
Royal Bank of Canada,
  5.85%, 4/23/09                                        400,000         370,000
SLM Corp., 4.70%, 10/1/10                               250,000         255,848
SLM Corp., 4.78%, 11/13/13                              300,000         303,231
Tobacco Settlement
  Financing Corp., 5.92%, 6/1/12                        270,000         269,042
UBS Ag Structured, 5.07%, 6/20/08                       750,000         723,750
UBS Ag Structured, 6.60%, 3/20/09                     1,000,000         969,999
--------------------------------------------------------------------------------
                                                                      4,431,149
--------------------------------------------------------------------------------

Health Care -- 0.8%
Cardinal Health, Inc., 6.25%, 7/15/08                   375,000         396,039
--------------------------------------------------------------------------------

Industrial -- 6.1%
Beazer Homes, 8.63%, 5/15/11                            105,000         114,450
Columbia Energy Group,
  7.05%, 11/28/07                                       350,000         360,255
D.R. Horton, Inc., 9.75%, 9/15/10                       100,000         121,000
Ft. James Corp., 6.88%, 9/15/07                          50,000          53,125
Georgia-Pacific Corp.,
  4.88%, 10/1/07                                        100,000         102,833
K.B. Home, 8.63%, 12/15/08                               90,000         101,700
K.B. Home, 7.75%, 2/1/10                                400,000         433,000
K.B. Home, 9.50%, 2/15/11                               665,000         731,500
Standard Pacific Corp.,
  6.88%, 5/15/11                                        350,000         369,250
Standard Pacific Corp.,
  9.25%, 4/15/12                                         50,000          58,000
Toll Corp., 8.25%, 2/1/11                               200,000         216,000
Toll Corp., 8.25%, 12/1/11                              175,000         193,375
--------------------------------------------------------------------------------
                                                                      2,854,488
--------------------------------------------------------------------------------

Retail -- 2.8%
American Greetings,
  6.10%, 8/1/28                                         480,000         512,400
Penny (J.C.) Co., Inc.,
  6.50%, 12/15/07                                       300,000         318,750
Tommy Hilfiger USA, Inc.,
  6.85%, 6/1/08                                         500,000         502,500
--------------------------------------------------------------------------------
                                                                      1,333,650
--------------------------------------------------------------------------------

Technology -- 0.6%
Unisys Corp., 7.88%, 4/1/08                             295,000         302,375
--------------------------------------------------------------------------------

Transportation -- 0.8%
Northwest Air, Inc., 7.63%, 3/15/05                     375,000         375,469
--------------------------------------------------------------------------------

Utilities -- 0.1%
International Telephone, 7.50%, 7/1/11                   40,000          40,048
--------------------------------------------------------------------------------

Total Corporate Bonds                                              $ 11,950,666
--------------------------------------------------------------------------------

U.S. Government Agency
Obligations -- 2.1%
FHLB, 3.00%, 11/26/07                                   500,000    $    499,895
FNMA, 5.13%, 8/16/11                                    480,000         480,159
--------------------------------------------------------------------------------

Total U.S. Government
Agency Obligations                                                 $    980,054
--------------------------------------------------------------------------------

Registered Investment Companies -- 8.7%
First American Government
  Obligations Fund - Class Y                          1,710,819    $  1,710,819
First American Prime
  Obligations Fund - Class Y                          2,352,971       2,352,971
--------------------------------------------------------------------------------

Total Registered
Investment Companies                                               $  4,063,790
--------------------------------------------------------------------------------

Total Investment Securities -- 99.9%
  (Amortized Cost $45,410,117)                                     $ 46,799,072

Other Assets In Excess
  Of Liabilities -- 0.1%                                                 34,370
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                               $ 46,833,442
================================================================================
+ Restricted and illiquid securities valued at fair value and not registered under the Securities Act of 1933. Acquisition date and current cost: Alesco III - 3/04, $1,239,529;Alesco IV - 5/04, $400,000;Alesco V -10/04,
  $100,000;Alesco VI - 12/04, $800,000. At December 31, 2004, these securities had an aggregate market value of $2,586,337, representing 5.5% of net assets.
REIT - Real Estate Investment Trust
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 28                       Diamond Hill Funds Annual Report December 31, 2004

                    Diamond Hill Short Term Fixed Income Fund
                             Schedule of Investments
                               December 31, 2004

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

Corporate Bonds -- 36.7%
Consumer Cyclicals -- 4.1%
Cox Communications, Inc.,
  6.88%, 6/15/05                                   $    100,000    $    101,605
Ford Motor Co., 8.88%, 4/1/06                           200,000         209,421
Ford Motor Credit Co.,
  6.25%, 12/8/05                                         39,000          39,953
--------------------------------------------------------------------------------
                                                                        350,979
--------------------------------------------------------------------------------

Consumer, Non-Cyclical -- 13.8%
Carnival Corp., 7.05%, 5/15/05                           50,000          50,747
Carnival Corp., 4.45%, 6/30/05                          175,000         177,615
ITT Corp., 6.75%, 11/15/05                              104,000         106,860
Philip Morris, 7.00%, 7/15/05                           350,000         355,420
RJ Reynolds Tobacco Holdings,
  7.75%, 5/15/06                                         75,000          78,375
RJ Reynolds Tobacco Holdings,
  6.50%, 6/1/07                                          80,000          82,400
Royal Caribbean Cruises,
  8.25%, 4/1/05                                         183,000         184,830
Royal Caribbean Cruises,
  7.25%, 8/15/06                                        145,000         152,794
--------------------------------------------------------------------------------
                                                                      1,189,041
--------------------------------------------------------------------------------

Finance -- 0.6%
General Motors Acceptance
  Corp., 7.50%, 7/15/05                                  48,000          48,989
--------------------------------------------------------------------------------

Industrial -- 2.6%
American Standard, Inc.,
  7.38%, 4/15/05                                         45,000          45,545
Fort James Corp., 6.88%, 9/15/07                        120,000         127,499
Waste Management, Inc.,
  7.00%, 5/15/05                                         52,000          52,542
--------------------------------------------------------------------------------
                                                                        225,586
--------------------------------------------------------------------------------
Manufacturing -- 1.2%
Tyco International Group SA,
  6.38%, 6/15/05                                        100,000         101,459
--------------------------------------------------------------------------------
Medical Products -- 0.9%
Mallinckrodt, Inc., 6.75%, 9/15/05                       75,000          76,447
--------------------------------------------------------------------------------

Technology -- 8.8%
Electronic Data Systems
  Corp., 7.13%, 5/15/05                                 225,000         228,338
Unisys Corp., 7.25%, 1/15/05                            225,000         225,277
Unisys Corp., 8.13%, 6/1/06                             120,000         126,300
Unisys Corp., 7.88%, 4/1/08                             175,000         179,375
--------------------------------------------------------------------------------
                                                                        759,290
--------------------------------------------------------------------------------

Utilities -- 4.7%
Duke Capital Corp.,
  6.25%, 7/15/05                                        135,000         137,237
GTE Hawaiian Telephone,
  6.75%, 2/15/05                                         40,000          40,177
Indiana Michigan Power,
  6.13%, 12/15/06                                       100,000         104,710
Oneok, Inc., 7.75%, 8/15/06                              50,000          53,176
Reliant Energy Resources,
  8.13%, 7/15/05                                         70,000          71,853
--------------------------------------------------------------------------------
                                                                        407,153
--------------------------------------------------------------------------------

Total Corporate Bonds                                              $  3,158,944
--------------------------------------------------------------------------------

Mortgage-Backed Securities -- 49.0%
FHLMC PC Gold Balloon,
  6.00%, 11/1/06                                         24,418          24,957
FHLMC PC Gold Balloon,
  5.00%, 4/1/07                                          96,032          98,102
FHLMC PC Gold Balloon,
  5.00%, 12/1/07                                        236,886         241,992
FHLMC PC Gold Balloon,
  5.00%, 3/1/08                                         519,595         530,892
FHLMC PC Gold Balloon,
  6.00%, 7/1/08                                         112,437         114,817
FHLMC PC Gold Balloon,
  5.50%, 8/1/08                                          68,123          69,622
FHLMC PC Gold Balloon,
  5.50%, 9/1/08                                         423,518         432,838
FHLMC PC Gold Balloon,
  5.00%, 11/1/08                                         42,931          43,711
FHLMC PC Gold Balloon,
  5.00%, 4/1/09                                          91,629          93,307
FHLMC PC Gold Balloon,
  5.00%, 11/1/09                                        365,768         372,468
FHLMC PC Gold Balloon,
  4.50%, 4/1/10                                         246,973         248,792
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 29

                    Diamond Hill Short Term Fixed Income Fund
                       Schedule of Investments (Continued)
                               December 31, 2004

                                                                      Market
                                                     Par Value         Value
--------------------------------------------------------------------------------

Mortgage-Backed Securities -- 49.0% continued
FHLMC PC Gold Balloon,
  4.00%, 7/1/10                                    $    263,657    $    262,593
FHLMC Pool M90667, 6.00%,
  7/1/06                                                195,591         199,910
FHLMC Pool M90687,
  5.50%, 1/1/07                                         303,126         310,661
FHLMC Pool M90735,
  5.00%, 6/1/07                                         112,974         115,409
FHLMC Pool M90765,
  4.50%, 10/1/07                                         41,786          42,301
FHLMC Pool N90748,
  5.00%, 8/1/07                                          91,410          93,380
FHLMC Pool N97967,
  6.00%, 5/1/05                                          54,218          54,991
FHLMC Pool N98137,
  5.00%, 11/1/05                                         88,582          89,063
FNMA, 6.00%, 1/1/05                                      38,141          38,143
FNMA, 6.00%, 4/1/05                                      74,196          75,191
FNMA, 6.00%, 9/1/05                                     122,710         124,356
FNMA, 5.50%, 1/1/06                                      17,313          17,466
FNMA, 5.50%, 4/1/06                                      49,357          49,990
FNMA, 5.00%, 2/1/09                                     164,479         167,369
FNMA, 5.00%, 2/1/10                                     296,402         301,610
GMAC Mortgage Corp.
  Loan Trust, 5.75%, 11/25/32                               447             446
--------------------------------------------------------------------------------

Total Mortgage-Backed
Securities                                                         $  4,214,377
--------------------------------------------------------------------------------

U.S. Government Agency
Obligations -- 7.8%
FHLB, 3.00%, 11/26/07                                   200,000         199,957
FHLB, 3.50%, 4/1/08                                      25,000          24,896
FHLB, 3.63%, 11/28/08                                    25,000          24,847
FHLB, 3.25%, 12/30/08                                   100,000          98,116
FHLMC, 3.38%, 4/23/08                                   200,000         198,756
FNMA, 5.50%, 4/1/06                                      76,825          77,810
FNMA, 4.00%, 8/13/10                                     50,000          49,433
--------------------------------------------------------------------------------

Total U.S. Government
Agency Obligations                                                 $    673,815
--------------------------------------------------------------------------------

Municipal Obligations -- 2.3%
Badger Tobacco Asset
  Securitization Corp., 5.00%, 6/1/08                    50,000          50,827
California Tobacco Settlement
  Financing Authority, 3.70%, 5/1/07                     50,000          50,020
California Tobacco Settlement
  Financing Authority, 4.00%, 5/1/08                    100,000          99,749
--------------------------------------------------------------------------------

Total Municipal Obligations                                        $    200,596
--------------------------------------------------------------------------------

Registered Investment Companies -- 3.3%
First American Prime
  Obligations Fund - Class Y                            287,675         287,675
--------------------------------------------------------------------------------

Total Investment Securities -- 99.1%
  (Amortized Cost $8,530,478)                                      $  8,535,407

Other Assets In Excess
  Of Liabilities -- 0.9%                                                 76,091
--------------------------------------------------------------------------------

Net Assets -- 100.0%                                               $  8,611,498
================================================================================
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GMAC - General Motors Acceptance Corporation
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 30                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                       Statements of Assets & Liabilities
                                December 31, 2004

                                                                                                                         Short Term
                                                                                    Focus        Bank &     Strategic         Fixed
                                                    Small Cap     Large Cap    Long-Short     Financial        Income        Income
                                                         Fund          Fund          Fund          Fund          Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investment Securities, at cost                    $53,054,737   $15,603,343   $56,791,207   $20,190,561   $45,410,117   $ 8,530,478
                                                  =================================================================================
Investment Securities:
   Non-affiliated securities, at market value     $62,976,821   $19,421,961   $63,692,227   $23,896,327   $46,799,072   $ 8,535,407
   Affiliated securities, at market value           2,803,792            --     4,547,893       618,419            --            --
                                                  ---------------------------------------------------------------------------------
Total Investment Securities, at market value      $65,780,613   $19,421,961   $68,240,120   $24,514,746   $46,799,072   $ 8,535,407
Deposits with brokers for securities sold short            --            --    23,405,502            --            --            --
Cash                                                4,403,594            --        95,668       311,431            --            --
Receivable for fund shares issued                   1,570,263       140,850       718,304       428,483       394,910            --
Receivable for dividends and interest                  46,151        21,400        88,973        78,665       280,034        82,405
                                                  ---------------------------------------------------------------------------------
Total Assets                                       71,800,621    19,584,211    92,548,567    25,333,325    47,474,016     8,617,812
                                                  =================================================================================

Liabilities

Securities sold short, at value
  (proceeds $20,209,947)                                   --            --    23,458,319            --            --            --
Dividends payable                                          --         1,005            --        12,899        41,830             4
Payable for securities purchased                      954,544       476,653     1,109,650       527,128       496,585            --
Payable for dividends on securities sold short             --            --        15,093            --            --            --
Payable for fund shares redeemed                       55,609         8,191         9,764       121,853        14,872            --
Payable to Investment Adviser                          42,651        10,946        47,930        20,058        17,707         2,814
Payable to Administrator                               23,992         7,037        23,965         9,025        16,794         3,228
Accrued distribution and service fees                  53,342        11,567        66,279        18,698        52,786           268
                                                  ---------------------------------------------------------------------------------
Total Liabilities                                   1,130,138       515,399    24,731,000       709,661       640,574         6,314
                                                  ---------------------------------------------------------------------------------

Net Assets                                        $70,670,483   $19,068,812   $67,817,567   $24,623,664   $46,833,442   $ 8,611,498
                                                  =================================================================================

Components of Net Assets

Paid-in capital                                   $57,621,654   $15,546,229   $59,630,374   $20,212,315   $45,503,978   $ 8,659,469
Undistributed (distributions in excess of)
   net investment income                                   --           (15)           --            --       (25,253)          614
Accumulated net realized gains (losses) from
   investment transactions                            322,953      (296,020)      (13,348)       87,164       (34,238)      (53,514)
Net unrealized appreciation on investments         12,725,876     3,818,618     8,200,541     4,324,185     1,388,955         4,929
                                                  ---------------------------------------------------------------------------------
Net Assets                                        $70,670,483   $19,068,812   $67,817,567   $24,623,664   $46,833,442   $ 8,611,498
                                                  =================================================================================

Pricing of Class A Shares

Net assets attributable to Class A shares         $55,411,470   $17,368,554   $47,007,778   $20,682,403   $31,273,846   $   290,720
                                                  =================================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value)                                    2,587,659     1,387,914     3,438,704     1,082,988     2,688,398        29,239
                                                  =================================================================================
Net asset value and redemption price per share    $     21.41   $     12.51   $     13.67   $     19.10   $     11.63   $      9.94
                                                  =================================================================================
Maximum offering price per share                  $     22.72   $     13.27   $     14.50   $     20.27   $     12.21   $      9.96
                                                  =================================================================================

Pricing of Class C Shares

Net assets attributable to Class C shares         $15,259,013   $ 1,700,258   $20,809,789   $ 3,941,261   $15,559,596   $        --
                                                  =================================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value)                                      734,018       138,159     1,569,514       213,998     1,338,285            --
                                                  =================================================================================
Net asset value, offering price and
   redemption price per share (A)                 $     20.79   $     12.31   $     13.26   $     18.42   $     11.63   $        --
                                                  =================================================================================

Pricing of Class I Shares

Net assets attributable to Class I shares         $        --   $        --   $        --   $        --   $        --   $ 8,320,778
                                                  =================================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value)                                           --            --            --            --            --       837,610
                                                  =================================================================================
Net asset value, offering price and
   redemption price per share                     $        --   $        --   $        --   $        --   $        --   $      9.93
                                                  =================================================================================

(A) Redemption price per share varies based upon holding period.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 31

                               Diamond Hill Funds
                            Statements of Operations
                      For the Year Ended December 31, 2004

                                                                                                                   Short Term
                                                                           Focus         Bank &      Strategic          Fixed
                                         Small Cap      Large Cap     Long-Short      Financial         Income         Income
                                              Fund           Fund           Fund           Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends from non-affiliated
  securities                           $   235,171    $   171,847    $   404,791    $   429,230    $ 1,555,300    $       592
Dividends from affiliated securities        47,997             --        104,251         17,699             --             --
Interest                                    52,381         11,844        147,589         23,201        867,501        221,898
                                       --------------------------------------------------------------------------------------
Total Investment Income                    335,549        183,691        656,631        470,130      2,422,801        222,490
                                       --------------------------------------------------------------------------------------

Expenses
Investment Advisory fees                   240,089         77,832        329,519        180,394        174,188         20,294
Administration fees                        135,050         50,035        164,759         81,177        156,770         30,442
Distribution fees - Class A                 51,445         24,966         63,897         38,418         57,143          1,105
Distribution and service fees -
  Class C                                   94,332         11,326        110,545         26,719        119,803             --
Trustees fees                                2,500          2,500          2,500          2,500          2,500          2,500
Dividend expense on securities sold
  short                                         --             --         66,142             --             --             --
                                       --------------------------------------------------------------------------------------
Total Expenses                             523,416        166,659        737,362        329,208        510,404         54,341
Trustee fees reimbursed by the
  Investment Adviser                        (2,500)        (2,500)        (2,500)        (2,500)        (2,500)        (2,500)
                                       --------------------------------------------------------------------------------------
Net Expenses                               520,916        164,159        734,862        326,708        507,904         51,841
                                       --------------------------------------------------------------------------------------

Net Investment Income (Loss)              (185,367)        19,532        (78,231)       143,422      1,914,897        170,649
                                       --------------------------------------------------------------------------------------

Realized and Unrealized Gains
  (Losses) on Investments
Net realized gains (losses) from
  security transactions                  1,706,121        140,697        484,505      1,895,553        153,733         (2,909)
Net change in unrealized
  appreciation/depreciation
  on Investments                         7,605,261      2,354,692      5,627,840        847,911        484,083         (8,238)
                                       --------------------------------------------------------------------------------------
Net Realized and Unrealized Gains
  (Losses) on Investments                9,311,382      2,495,389      6,112,345      2,743,464        637,816        (11,147)
                                       --------------------------------------------------------------------------------------
Net Change in Net Assets from
  Operations                           $ 9,126,015    $ 2,514,921    $ 6,034,114    $ 2,886,886    $ 2,552,713    $   159,502
                                       ======================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 32                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                           Small Cap Fund                     Large Cap Fund
                                                    -----------------------------     -----------------------------
                                                    For the Year     For the Year     For the Year     For the Year
                                                           Ended            Ended            Ended            Ended
                                                    December 31,     December 31,     December 31,     December 31,
                                                            2004             2003             2004             2003
                                                    -----------------------------     -----------------------------
From Operations
Net investment income (loss)                        $   (185,367)    $   (122,735)    $     19,532     $     26,411
Net realized gains (losses) from
  investment transactions                              1,706,121         (180,776)         140,697           19,475
Net change in unrealized appreciation/
  depreciation on investments                          7,605,261        6,077,295        2,354,692        1,459,861
                                                    -----------------------------     -----------------------------
Net Change in Net Assets from Operations               9,126,015        5,773,784        2,514,921        1,505,747
                                                    -----------------------------     -----------------------------

Distributions to Shareholders
From net investment income - Class A                          --               --          (19,316)         (26,079)
From net investment income - Class C                          --               --               --             (332)
Distributions in excess of net investment
  income - Class A                                            --               --               --             (231)
From net realized gains on investments - Class A        (738,284)         (60,726)              --               --
From net realized gains on investments - Class C        (215,874)         (38,074)              --               --
                                                    -----------------------------     -----------------------------
Decrease in Net Assets from Distributions
  to Shareholders                                       (954,158)         (98,800)         (19,316)         (26,642)
                                                    -----------------------------     -----------------------------

From Capital Transactions

Class A

Proceeds from shares sold                             41,518,950        4,717,961       10,769,812        2,745,439
Reinvested distributions                                 680,943           55,393           18,311           25,390
Payments for shares redeemed                          (4,499,378)      (2,793,897)      (2,125,728)        (952,674)
                                                    -----------------------------     -----------------------------
Net Increase in Net Assets from Class A
  Share Transactions                                  37,700,515        1,979,457        8,662,395        1,818,155
                                                    -----------------------------     -----------------------------

Class C

Proceeds from shares sold                              7,744,413        2,637,880          972,813          784,890
Reinvested distributions                                 178,794           31,461               --              308
Payments for shares redeemed                          (2,256,124)      (2,697,694)        (370,165)        (334,046)
                                                    -----------------------------     -----------------------------
Net Increase (Decrease) in Net Assets
  from Class C Share Transactions                      5,667,083          (28,353)         602,648          451,152
                                                    -----------------------------     -----------------------------

Total Increase in Net Assets                          51,539,455        7,626,088       11,760,648        3,748,412

Net Assets
Beginning of year                                     19,131,028       11,504,940        7,308,164        3,559,752
                                                    -----------------------------     -----------------------------
End of year                                         $ 70,670,483     $ 19,131,028     $ 19,068,812     $  7,308,164
                                                    =============================     =============================

Distributions in Excess of Net Investment Income    $         --     $         --     $        (15)    $       (231)
                                                    =============================     =============================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                      Page 33

                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                          Focus Long-Short Fund             Bank & Financial Fund
                                                      -----------------------------     -----------------------------
                                                      For the Year     For the Year     For the Year     For the Year
                                                             Ended            Ended            Ended            Ended
                                                      December 31,     December 31,     December 31,     December 31,
                                                              2004             2003             2004             2003
                                                      -----------------------------     -----------------------------
From Operations
Net investment income (loss)                          $    (78,231)    $    (31,638)    $    143,422     $     39,852
Net realized gains from investment transactions            484,505          232,884        1,895,553        1,345,518
Net change in unrealized appreciation/depreciation
  on investments                                         5,627,840        3,103,206          847,911        2,390,948
                                                      -----------------------------     -----------------------------
Net Change in Net Assets from Operations                 6,034,114        3,304,452        2,886,886        3,776,318
                                                      -----------------------------     -----------------------------

Distributions to Shareholders
From net investment income - Class A                            --               --         (140,081)         (39,852)
From net investment income - Class C                            --               --           (8,546)              --
From net realized gains on investments - Class A          (187,721)              --       (1,589,088)        (843,497)
From net realized gains on investments - Class C           (89,742)              --         (321,817)        (141,927)
                                                      -----------------------------     -----------------------------
Decrease in Net Assets from Distributions
  to Shareholders                                         (277,463)              --       (2,059,532)      (1,025,276)
                                                      -----------------------------     -----------------------------

From Capital Transactions

Class A

Proceeds from shares sold                               32,124,370        6,620,918        9,698,126        3,489,934
Reinvested distributions                                   172,712               --        1,596,642          807,819
Payments for shares redeemed                            (5,554,803)      (4,504,896)      (3,809,143)      (4,251,333)
                                                      -----------------------------     -----------------------------
Net Increase in Net Assets from Class A
  Share Transactions                                    26,742,279        2,116,022        7,485,625           46,420
                                                      -----------------------------     -----------------------------

Class C

Proceeds from shares sold                               13,209,865        4,166,785        1,875,815          842,497
Reinvested distributions                                    74,950               --          239,539          105,945
Payments for shares redeemed                              (572,651)        (666,385)        (241,394)         (78,803)
                                                      -----------------------------     -----------------------------
Net Increase in Net Assets from Class C
  Share Transactions                                    12,712,164        3,500,400        1,873,960          869,639
                                                      ---------------------------------------------------------------

Total Increase in Net Assets                            45,211,094        8,920,874       10,186,939        3,667,101
Net Assets
Beginning of year                                       22,606,473       13,685,599       14,436,725       10,769,624
                                                      -----------------------------     -----------------------------
End of year                                           $ 67,817,567     $ 22,606,473     $ 24,623,664     $ 14,436,725
                                                      =============================     =============================

Undistributed Net Investment Income                   $         --     $         --     $         --     $      5,474
                                                      =============================     =============================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 34                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                       Statements of Changes in Net Assets

                                                              Strategic                        Short Term
                                                               Income                         Fixed Income
                                                                Fund                              Fund
                                                    -----------------------------     -----------------------------
                                                    For the Year     For the Year     For the Year     For the Year
                                                           Ended            Ended            Ended            Ended
                                                    December 31,     December 31,     December 31,     December 31,
                                                            2004             2003             2004             2003
                                                    -----------------------------     -----------------------------
From Operations
Net investment income                               $  1,914,897     $    709,531     $    170,649     $     98,341
Net realized gains (losses) from investment
  transactions                                           153,733          549,468           (2,909)           3,046
Net change in unrealized appreciation/
  depreciation on investments                            484,083          858,518           (8,238)          (9,909)
                                                    -----------------------------     -----------------------------
Net Change in Net Assets from Operations               2,552,713        2,117,517          159,502           91,478
                                                    -----------------------------     -----------------------------

Distributions to Shareholders
From net investment income - Class A                  (1,313,374)        (549,681)         (10,285)         (12,846)
From net investment income - Class C                    (600,190)        (159,850)              --               --
From net investment income - Class I                          --               --         (159,750)         (85,495)
Distributions in excess of net investment
  income - Class A                                            --               --           (1,837)          (2,304)
Distributions in excess of net investment
  income - Class I                                            --               --          (28,537)         (15,330)
From net realized gains on investments - Class A        (339,459)        (136,498)              --               --
From net realized gains on investments - Class C        (180,728)         (61,355)              --               --
                                                    -----------------------------     -----------------------------
Decrease in Net Assets from Distributions
  to Shareholders                                     (2,433,751)        (907,384)        (200,409)        (115,975)
                                                    -----------------------------     -----------------------------

From Capital Transactions

Class A

Proceeds from shares sold                             15,351,676       14,442,711           97,149          328,829
Reinvested distributions                               1,561,492          640,414           12,026           15,004
Payments for shares redeemed                          (3,651,777)        (196,825)        (289,133)        (585,943)
                                                    -----------------------------     -----------------------------
Net Increase (Decrease) in Net Assets from
  Class A Share Transactions                          13,261,391       14,886,300         (179,958)        (242,110)
                                                    -----------------------------     -----------------------------

Class C

Proceeds from shares sold                              7,985,084        8,291,544               --               --
Reinvested distributions                                 520,557          147,547               --               --
Payments for shares redeemed                          (1,403,789)        (370,103)              --               --
                                                    -----------------------------     -----------------------------
Net Increase in Net Assets from Class C
  Share Transactions                                   7,101,852        8,068,988               --               --
                                                    -----------------------------     -----------------------------

Class I

Proceeds from shares sold                                     --               --        3,000,000        5,400,000
Reinvested distributions                                      --               --          187,487           99,941
Payments for shares redeemed                                  --               --         (386,071)      (2,328,483)
                                                    -----------------------------     -----------------------------
Net Increase in Net Assets from Class I
  Share Transactions                                          --               --        2,801,416        3,171,458
                                                    -----------------------------     -----------------------------

Total Increase in Net Assets                          20,482,205       24,165,421        2,580,551        2,904,851

Net Assets
Beginning of year                                     26,351,237        2,185,816        6,030,947        3,126,096
                                                    -----------------------------     -----------------------------
End of year                                         $ 46,833,442     $ 26,351,237     $  8,611,498     $  6,030,947
                                                    =============================     =============================

Undistributed (Distributions in Excess of)
  Net Investment Income                             $    (25,253)    $         --     $        614     $         --
                                                    =============================     =============================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 35

                               Diamond Hill Funds
                     Schedule of Capital Share Transactions

                                                        Small Cap Fund              Large Cap Fund        Focus Long-Short Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                     For the       For the       For the       For the       For the       For the
                                                        Year          Year          Year          Year          Year          Year
                                                       Ended         Ended         Ended         Ended         Ended         Ended
                                                December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                        2004          2003          2004          2003          2004          2003
----------------------------------------------------------------------------------------------------------------------------------
Shares
Class A Shares:
  Issued                                           2,087,749       333,349       955,717       312,773     2,482,880       632,778
  Reinvested                                          32,519         3,386         1,464         2,457        12,708            --
  Redeemed                                          (241,171)     (214,787)     (191,825)     (112,141)     (437,611)     (456,822)
                                                  --------------------------------------------------------------------------------
  Net increase in shares outstanding               1,879,097       121,948       765,356       203,089     2,057,977       175,956
  Shares outstanding, beginning of year              708,562       586,614       622,558       419,469     1,380,727     1,204,771
                                                  --------------------------------------------------------------------------------
  Shares outstanding, end of year                  2,587,659       708,562     1,387,914       622,558     3,438,704     1,380,727
                                                  --------------------------------------------------------------------------------

Class C Shares:
  Issued                                             409,298       189,406        84,443        90,686     1,052,287       392,608
  Reinvested                                           8,790         1,966            --            30         5,687            --
  Redeemed                                          (122,519)     (194,823)      (31,364)      (38,871)      (45,118)      (66,137)
                                                  --------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding      295,569        (3,451)       53,079        51,845     1,012,856       326,471
  Shares outstanding, beginning of year              438,449       441,900        85,080        33,235       556,658       230,187
                                                  --------------------------------------------------------------------------------
  Shares outstanding, end of year                    734,018       438,449       138,159        85,080     1,569,514       556,658
                                                  --------------------------------------------------------------------------------

                                                                                                              Short Term Fixed
                                                     Bank & Financial Fund      Strategic Income Fund            Income Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                     For the       For the       For the      For the        For the       For the
                                                        Year          Year          Year         Year           Year          Year
                                                       Ended         Ended         Ended        Ended          Ended         Ended
                                                December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                        2004          2003          2004          2003          2004          2003
----------------------------------------------------------------------------------------------------------------------------------
Shares
Class A Shares:
  Issued                                             505,328       217,138     1,322,249     1,304,876         9,790        32,706
  Reinvested                                          83,998        46,038       135,152        56,609         1,207         1,493
  Redeemed                                          (201,754)     (300,166)     (316,659)      (17,303)      (28,987)      (58,298)
                                                  --------------------------------------------------------------------------------
  Net increase (decrease) in shares outstanding      387,572       (36,990)    1,140,742     1,344,182        17,990       (24,099)
  Shares outstanding, beginning of year              695,416       732,406     1,547,656       203,474        47,229        71,328
                                                  --------------------------------------------------------------------------------
  Shares outstanding, end of year                  1,082,988       695,416     2,688,398     1,547,656        29,239        47,229
                                                  --------------------------------------------------------------------------------

Class C / I Shares(A):
  Issued                                             100,714        53,252       687,860       738,922       301,829       538,662
  Reinvested                                          13,122         6,250        45,052        12,951        18,835         9,962
  Redeemed                                           (13,369)       (5,047)     (122,582)      (33,010)      (38,620)     (231,916)
                                                  --------------------------------------------------------------------------------
  Net increase in shares outstanding                 100,467        54,455       610,330       718,863       282,044       316,708
  Shares outstanding, beginning of year              113,531        59,076       727,955         9,092       555,566       238,858
                                                  --------------------------------------------------------------------------------
  Shares outstanding, end of year                    213,998       113,531     1,338,285       727,955       837,610       555,566
                                                  --------------------------------------------------------------------------------

(A) Represents Class C shares for the Bank & Financial Fund and the Strategic Income Fund, and Class I shares for the Short Term Fixed Income Fund.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 36                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                              Financial Highlights
                     For a share outstanding throughout each period.

                                               Year Ended     Year Ended     Year Ended   Period Ended    Period Ended
                                             December 31,   December 31,   December 31,   December 31,    February 28,
Diamond Hill Small Cap Fund - Class A                2004           2003           2002           2001(A)          2001(B)
                                               -----------------------------------------------------------------------
Net asset value at beginning of period         $    16.82     $    11.26     $    12.29     $    11.26      $    10.00
                                               -----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      (0.03)         (0.06)         (0.17)         (0.03)           0.02
  Net realized and unrealized gains
    (losses) on investments                          4.94           5.71          (0.84)          1.31            1.24
                                               -----------------------------------------------------------------------
Total from investment operations                     4.91           5.65          (1.01)          1.28            1.26
                                               -----------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income                 --             --             --          (0.01)             --
  Distributions from net realized gains             (0.32)         (0.09)         (0.02)         (0.24)             --
                                               -----------------------------------------------------------------------
Total distributions                                 (0.32)         (0.09)         (0.02)         (0.25)             --
                                               -----------------------------------------------------------------------
Net asset value at end of period               $    21.41     $    16.82     $    11.26     $    12.29      $    11.26
                                               =======================================================================
Total return(C)                                     29.26%         50.18%         (8.23%)        11.42%(D)       12.60%(D)
                                               =======================================================================
Net assets at end of period (000s)             $   55,411     $   11,919     $    6,603     $    5,315      $    1,657
                                               =======================================================================
Ratio of net expenses to average net assets          1.50%          1.50%          1.50%          1.58%(E)        1.75%(E)
Ratio of net investment income (loss)
  to average net assets                             (0.35%)        (0.57%)        (0.70%)        (0.35%)(E)       2.71%(E)
Ratio of gross expenses to average
  net assets                                         1.51%          1.51%          1.53%          1.67%(E)        2.94%(E)
Portfolio turnover rate                                30%            53%            49%            43%(E)           3%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

(B) Class A commenced operations on December 29, 2000. The Fund did not open to shareholders until February 7, 2001. Financial Highlights for the period from December 29, 2000 to February 6, 2001, relate only to the initial shareholder.

(C)   Total returns shown exclude the effect of applicable sales charges.

(D)   Not annualized.

(E)   Annualized.

                                               Year Ended     Year Ended    Year Ended   Period Ended     Period Ended
                                             December 31,   December 31,   December 31,   December 31,    February 28,
Diamond Hill Small Cap Fund - Class C                2004           2003           2002           2001(A)         2001(B)
                                               -----------------------------------------------------------------------
Net asset value at beginning of period         $    16.45     $    11.09     $    12.21     $    11.26      $    11.39
Income (loss) from investment operations:
  Net investment loss                               (0.15)         (0.18)         (0.23)         (0.05)             --
  Net realized and unrealized gains
    (losses) on investments                          4.81           5.63          (0.87)          1.24           (0.13)
                                               -----------------------------------------------------------------------
Total from investment operations                     4.66           5.45          (1.10)          1.19           (0.13)
                                               -----------------------------------------------------------------------
  Distributions from net realized gains             (0.32)         (0.09)         (0.02)         (0.24)             --
                                               -----------------------------------------------------------------------
Net asset value at end of period               $    20.79     $    16.45     $    11.09     $    12.21      $    11.26
                                               =======================================================================
Total return(C)                                     28.40%         49.15%         (9.02%)        10.66%(D)       (1.14%)(D)
                                               =======================================================================
Net assets at end of period (000s)             $   15,259     $    7,213     $    4,902     $    1,284      $       20
                                               =======================================================================
Ratio of net expenses to average net assets          2.25%          2.25%          2.25%          2.26%(E)        2.50%(E)
Ratio of net investment income (loss)
  to average net assets                             (1.20%)        (1.35%)        (1.40%)        (1.15%)(E)       0.80%(E)
Ratio of gross expenses to average
  net assets                                         2.26%          2.26%          2.28%          2.35%(E)        3.97%(E)
Portfolio turnover rate                                30%            53%            49%            43%(E)           3%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

(B)   Class C commenced operations on February 20, 2001.

(C)   Total returns shown exclude the effect of applicable sales charges.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 37

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout each period.

                                               Year Ended     Year Ended     Year Ended   Period Ended
                                             December 31,   December 31,   December 31,   December 31,
Diamond Hill Large Cap Fund - Class A                2004           2003           2002           2001(A)
                                               -------------------------------------------------------
Net asset value at beginning of period         $    10.34     $     7.87     $    10.06     $    10.00
                                               -------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                              0.02           0.04           0.04           0.01
  Net realized and unrealized gains (losses)
    on investments                                   2.16           2.47          (2.13)          0.06
                                               -------------------------------------------------------
Total from investment operations                     2.18           2.51          (2.09)          0.07
                                               -------------------------------------------------------
Less Distributions:
  Dividends from net investment income              (0.01)         (0.04)         (0.04)         (0.01)
  Distributions from net realized gains                --             --          (0.06)            --
                                               -------------------------------------------------------
Total distributions                                 (0.01)         (0.04)         (0.10)         (0.01)
                                               -------------------------------------------------------
Net asset value at end of period               $    12.51     $    10.34     $     7.87     $    10.06
                                               =======================================================
Total return(B)                                     21.12%         31.92%        (20.74%)         0.69%(C)
                                               =======================================================
Net assets at end of period (000s)             $   17,369     $    6,437     $    3,300     $    2,782
                                               =======================================================
Ratio of net expenses to average net assets          1.40%          1.39%          1.40%          1.40%(D)
Ratio of net investment income to
  average net assets                                 0.26%          0.62%          0.62%          0.38%(D)
Ratio of gross expenses to average net assets        1.42%          1.43%          1.46%          1.57%(D)
Portfolio turnover rate                                13%            32%            71%            19%(D)

(A)   Class A commenced operations on June 29, 2001.

(B)   Total returns shown exclude the effect of applicable sales charges.

(C)   Not annualized.

(D)   Annualized.

                                               Year Ended     Year Ended     Year Ended   Period Ended
                                             December 31,   December 31,   December 31,   December 31,
Diamond Hill Large Cap Fund - Class C                2004           2003           2002           2001(A)
                                               -------------------------------------------------------
Net asset value at beginning of period         $    10.23     $     7.81     $    10.06     $     8.87
                                               -------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                               (0.04)            --             --          (0.01)
  Net realized and unrealized gains (losses)
    on investments                                   2.12           2.42          (2.19)          1.20
                                               -------------------------------------------------------
Total from investment operations                     2.08           2.42          (2.19)          1.19
                                               -------------------------------------------------------
Distributions from net realized gains                  --             --          (0.06)            --
                                               -------------------------------------------------------
Net asset value at end of period               $    12.31     $    10.23     $     7.81     $    10.06
                                               =======================================================
Total return(B)                                     20.33%         31.04%        (21.73%)        13.42%(C)
                                               =======================================================
Net assets at end of period (000s)             $    1,700     $      871     $      260     $      262
                                               =======================================================
Ratio of net expenses to average net assets          2.15%          2.14%          2.15%          2.15%(D)
Ratio of net investment loss to
  average net assets                                (0.54%)        (0.14%)        (0.10%)        (0.41%)(D)
Ratio of gross expenses to average net assets        2.17%          2.18%          2.81%          2.32%(D)
Portfolio turnover rate                                13%            32%            71%            19%(D)

(A)   Class C commenced operations on September 25, 2001.

(B)   Total returns shown exclude the effect of applicable sales charges.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 38                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                              Financial Highlights
                For a share outstanding throughout each period.

                                               Year Ended     Year Ended     Year Ended   Period Ended    Period Ended
                                             December 31,   December 31,   December 31,   December 31,    February 28,
Diamond Hill Focus Long-Short Fund - Class A         2004           2003           2002           2001(A)         2001(B)
                                               -----------------------------------------------------------------------
Net asset value at beginning of period         $    11.75     $     9.56     $    10.67     $    11.44      $    10.00
                                               -----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                                0.00(C)       (0.01)         (0.06)         (0.04)             --
  Net realized and unrealized gains
    (losses) on investments                          1.98           2.20          (1.05)         (0.56)           1.44
                                               -----------------------------------------------------------------------
Total from investment operations                     1.98           2.19          (1.11)         (0.60)           1.44
                                               -----------------------------------------------------------------------
Distributions from net realized gains               (0.06)            --             --          (0.17)             --
                                               -----------------------------------------------------------------------
Net asset value at end of period               $    13.67     $    11.75     $     9.56     $    10.67      $    11.44
                                               =======================================================================
Total return(D)                                     16.86%         22.91%        (10.40%)        (5.20%)(E)      14.43%(E)
                                               =======================================================================
Net assets at end of period (000s)             $   47,008     $   16,216     $   11,518     $   10,988      $   10,352
                                               =======================================================================
Ratio of net expenses to average net
  assets, excluding dividends on securities
  sold short                                         1.60%          1.59%          1.48%          1.67%(F)        1.75%(F)
Ratio of dividend expense on securities
  sold short to average net assets                   0.18%          0.11%          0.12%            --              --
Ratio of net expenses to average net assets          1.78%          1.70%          1.60%          1.67%(F)        1.75%(F)
Ratio of net investment income (loss)
  to average net assets                              0.01%         (0.07%)        (0.39%)        (0.46%)(F)      (0.05%)(F)
Ratio of gross expenses to average net assets        1.79%          1.71%          1.63%          1.69%(F)        1.85%(F)
Portfolio turnover rate                                18%            41%            46%            66%(F)          49%(F)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

(B) Class A commenced operations on June 30, 2000. The Fund did not open to shareholders until August 3, 2000. Financial Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder.

(C)   Amount rounds to less than $0.005.

(D)   Total returns shown exclude the effect of applicable sales charges.

(E)   Not annualized.

(F)   Annualized.

                                               Year Ended     Year Ended     Year Ended   Period Ended    Period Ended
                                             December 31,   December 31,   December 31,   December 31,    February 28,
Diamond Hill Focus Long-Short Fund - Class C         2004           2003           2002           2001(A)         2001(B)
                                               -----------------------------------------------------------------------
Net asset value at beginning of period         $    11.48     $     9.42     $    10.60     $    11.44      $    11.80
                                               -----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss                               (0.05)         (0.04)         (0.29)         (0.07)             --
  Net realized and unrealized gains
    (losses) on investments                          1.89           2.10          (0.89)         (0.60)          (0.36)
                                               -----------------------------------------------------------------------
Total from investment operations                     1.84           2.06          (1.18)         (0.67)          (0.36)
                                               -----------------------------------------------------------------------
Distributions from net realized gains               (0.06)            --             --          (0.17)             --
                                               -----------------------------------------------------------------------
Net asset value at end of period               $    13.26     $    11.48     $     9.42     $    10.60      $    11.44
                                               =======================================================================
Total return(C)                                     16.04%         21.87%        (11.13%)        (5.81%)(D)      (3.05%)(D)
                                               =======================================================================
Net assets at end of period (000s)             $   20,810     $    6,390     $    2,168     $    2,198      $      349
                                               =======================================================================
Ratio of net expenses to average net
  assets, excluding dividends on securities
  sold short                                         2.35%          2.34%          2.23%          2.38%(E)        2.50%(E)
Ratio of dividend expense on securities
  sold short to average net assets                   0.18%          0.11%          0.12%            --              --
Ratio of net expenses to average net assets          2.53%          2.45%          2.35%          2.38%(E)        2.50%(E)
Ratio of net investment income (loss)
  to average net assets                             (0.73%)        (0.75%)        (1.15%)        (1.15%)(E)       1.57%(E)
Ratio of gross expenses to average net assets        2.54%          2.46%          2.38%          2.41%(E)        4.10%(E)
Portfolio turnover rate                                18%            41%            46%            66%(E)          49%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.

(B)   Class C commenced operations on February 13, 2001.

(C)   Total returns shown exclude the effect of applicable sales charges.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 39

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout each period.

                                              Year Ended     Year Ended     Year Ended   Period Ended     Year Ended    Year Ended
                                            December 31,   December 31,   December 31,   December 31,   February 28,  February 29,
Diamond Hill Bank & Financial Fund - Class A        2004           2003           2002           2001(A)        2001          2000
                                              ------------------------------------------------------------------------------------
Net asset value at beginning of period        $    17.92     $    13.63     $    14.25     $    11.85     $     9.40    $    10.72
                                              ------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      0.13           0.07           0.03             --          (0.02)        (0.06)
  Net realized and unrealized gains
    (losses) on investments                         2.84           5.60           1.58           2.40           2.47         (1.19)
                                              ------------------------------------------------------------------------------------
Total from investment operations                    2.97           5.67           1.61           2.40           2.45         (1.25)
                                              ------------------------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income             (0.13)         (0.06)         (0.03)            --             --            --
  Distributions from net realized gains            (1.66)         (1.32)         (2.20)            --             --         (0.07)
                                              ------------------------------------------------------------------------------------
Total distributions                                (1.79)         (1.38)         (2.23)            --             --         (0.07)
                                              ------------------------------------------------------------------------------------
Net asset value at end of period              $    19.10     $    17.92     $    13.63     $    14.25     $    11.85    $     9.40
                                              ====================================================================================
Total return(B)                                    16.67%         41.85%         11.22%         20.25%(C)      26.06%       (11.75%)
                                              ====================================================================================
Net assets at end of period (000s)            $   20,682     $   12,463     $    9,983     $   13,214     $   11,772    $    9,411
                                              ====================================================================================
Ratio of net expenses to average net assets         1.70%          1.68%          1.70%(D)       1.72%          1.81%         2.17%
Ratio of net investment income (loss)
  to average net assets                             0.90%          0.45%          0.20%         (0.03%)(D)     (0.25%)       (0.40%)
Ratio of gross expenses to average net assets       1.71%          1.70%          1.72%          1.74%(D)       1.88%         2.26%
Portfolio turnover rate                               36%            53%           104%            52%(D)        142%          119%

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B)   Total returns shown exclude the effect of applicable sales charges.

(C)   Not annualized.

(D)   Annualized.

                                           Year Ended     Year Ended     Year Ended   Period Ended     Year Ended  Period Ended
                                         December 31,   December 31,   December 31,   December 31,   February 28,  February 29,
Diamond Hill Bank & Financial Fund - Class C     2004           2003           2002           2001(A)        2001          2000(B)
                                           ------------------------------------------------------------------------------------
Net asset value at beginning of period     $    17.39     $    13.31     $    14.05     $    11.72     $     9.34    $    11.23
                                           ------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                   0.03          (0.06)          0.04          (0.11)         (0.07)        (0.05)
  Net realized and unrealized gains
    (losses) on investments                      2.70           5.46           1.46           2.44           2.45         (1.77)
                                           ------------------------------------------------------------------------------------
Total from investment operations                 2.73           5.40           1.50           2.33           2.38         (1.82)
                                           ------------------------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income          (0.04)            --          (0.04)            --             --            --
  Distributions from net realized gains         (1.66)         (1.32)         (2.20)            --             --         (0.07)
                                           ------------------------------------------------------------------------------------
Total distributions                             (1.70)         (1.32)         (2.24)            --             --         (0.07)
                                           ------------------------------------------------------------------------------------
Net asset value at end of period           $    18.42     $    17.39     $    13.31     $    14.05     $    11.72    $     9.34
                                           ====================================================================================
Total return(C)                                 15.79%         40.85%         10.55%         19.88%(D)      25.48%       (16.29%)(D)
                                           ====================================================================================
Net assets at end of period (000s)         $    3,941     $    1,974     $      787     $      127     $      129    $       71
                                           ====================================================================================
Ratio of net expenses to average net assets      2.45%          2.45%          2.45%          2.47%(E)       2.56%         2.74%(E)
Ratio of net investment income (loss)
   to average net assets                         0.20%         (0.30%)        (0.49%)        (0.77%)(E)     (0.97%)       (0.82%)(E)
Ratio of gross expenses to average
  net assets                                     2.46%          2.47%          2.47%          2.49%(E)       2.63%         2.84%(E)
Portfolio turnover rate                            36%            53%           104%            52%(E)        142%          119%(E)

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.

(B)   Class C commenced operations on June 3, 1999.

(C)   Total returns shown exclude the effect of applicable sales charges.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Page 40                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                              Financial Highlights
                 For a share outstanding throughout each period.

                                                            Class A                                      Class C
                                           ----------------------------------------     ----------------------------------------
                                           Year Ended     Year Ended   Period Ended     Year Ended     Year Ended   Period Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
Diamond Hill Strategic Income Fund               2004           2003           2002(A)        2004           2003           2002(A)
                                           ----------------------------------------     ----------------------------------------
Net asset value at beginning of period     $    11.58     $    10.28     $    10.00     $    11.58     $    10.28     $    10.00
                                           ----------------------------------------     ----------------------------------------
Income from investment operations:
  Net investment income                          0.64           0.67           0.15           0.56           0.60           0.19
  Net realized and unrealized gains
    on investments                               0.19           1.39           0.30           0.19           1.39           0.30
                                           ----------------------------------------     ----------------------------------------
Total from investment operations                 0.83           2.06           0.45           0.75           1.99           0.49
                                           ----------------------------------------     ----------------------------------------
Less distributions:
  Dividends from net investment income          (0.64)         (0.67)         (0.15)         (0.56)         (0.60)         (0.19)
  Distributions from net realized
    gains                                       (0.14)         (0.09)         (0.02)         (0.14)         (0.09)         (0.02)
                                           ----------------------------------------     ----------------------------------------
Total distributions                             (0.78)         (0.76)         (0.17)         (0.70)         (0.69)         (0.21)
                                           ----------------------------------------     ----------------------------------------
Net asset value at end of period           $    11.63     $    11.58     $    10.28     $    11.63     $    11.58     $    10.28
                                           ========================================     ========================================
Total return(B)                                  7.46%         20.67%          4.49%(C)       6.70%         19.86%          4.85%(C)
                                           ========================================     ========================================
Net assets at end of period (000s)         $   31,274     $   17,923     $    2,092     $   15,560     $    8,428     $       94
                                           ========================================     ========================================
Ratio of net expenses to average net assets      1.20%          1.19%          1.20%(D)       1.95%          1.93%          1.95%(D)
Ratio of net investment income to
  average net assets                             5.75%          6.01%          1.76%(D)       5.02%          5.39%          2.64%(D)
Ratio of gross expenses to average
  net assets                                     1.21%          1.21%          1.23%(D)       1.96%          1.95%          1.98%(D)
Portfolio turnover rate                            84%            83%            77%(D)         84%            83%            77%(D)

(A) Represents the period from commencement of operations (September 30, 2002) through December 31, 2002.

(B)   Total returns shown exclude the effect of applicable sales charges.

(C)   Not annualized.

(D)   Annualized.

                                                            Class A                                      Class I
                                           ----------------------------------------     ----------------------------------------
                                           Year Ended     Year Ended   Period Ended     Year Ended     Year Ended   Period Ended
                                         December 31,   December 31,   December 31,   December 31,   December 31,    December 31,
Diamond Hill Short Term Fixed Income Fund        2004           2003           2002(A)        2004           2003           2002(A)
                                           ----------------------------------------     ----------------------------------------
Net asset value at beginning of period     $    10.01     $    10.08     $    10.00     $    10.00     $    10.08     $    10.00
                                           ----------------------------------------     ----------------------------------------
Income from investment operations:
  Net investment income                          0.28           0.27           0.18           0.30           0.31           0.19
  Net realized and unrealized gains
    (losses) on investments                     (0.08)         (0.07)          0.08          (0.07)         (0.08)          0.08
                                           ----------------------------------------     ----------------------------------------
Total from investment operations                 0.20           0.20           0.26           0.23           0.23           0.27
                                           ----------------------------------------     ----------------------------------------
Less distributions:
  Dividends from net investment income          (0.22)         (0.27)         (0.18)         (0.26)         (0.31)         (0.19)
  Dividends in excess of net
    investment income                           (0.05)            --             --          (0.04)            --             --
                                           ----------------------------------------     ----------------------------------------
Total distributions                             (0.27)         (0.27)         (0.18)         (0.30)         (0.31)         (0.19)
                                           ----------------------------------------     ----------------------------------------
Net asset value at end of period           $     9.94     $    10.01     $    10.08     $     9.93     $    10.00     $    10.08
                                           ========================================     ========================================
Total return(B)                                  2.04%          2.04%          2.60%(C)       2.29%          2.29%          2.70%(C)
                                           ========================================     ========================================
Net assets at end of period (000s)         $      291     $      473     $      719     $    8,321     $    5,558     $    2,407
                                           ========================================     ========================================
Ratio of net expenses to average
  net assets                                     1.00%          1.00%          1.00%(D)       0.75%          0.75%          0.75%(D)
Ratio of net investment income to
  average net assets                             2.31%          2.79%          3.61%(D)       2.54%          3.29%          3.74%(D)
Ratio of gross expenses to average
  net assets                                     1.03%          1.06%          1.04%(D)       0.79%          0.81%          0.79%(D)
Portfolio turnover rate                            82%           118%            71%(D)         82%           118%            71%(D)

(A) Represents the period from commencement of operations (June 28, 2002) through December 31, 2002.

(B)   Total returns shown exclude the effect of applicable sales charges.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 41

                               Diamond Hill Funds
                         Notes to Financial Statements
                               December 31, 2004

Organization

The Diamond Hill Small Cap Fund ("Small Cap Fund"), Diamond Hill Large Cap Fund ("Large Cap Fund"), Diamond Hill Focus Long-Short Fund ("Focus Fund"), Diamond Hill Bank & Financial Fund ("Bank & Financial Fund"), Diamond Hill Strategic Income Fund ("Strategic Income Fund") and Diamond Hill Short Term Fixed Income Fund ("Short Term Fixed Income Fund"), are each a series of the Diamond Hill Funds (the "Trust") (each a "Fund" and collectively the "Funds"). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Each Fund is a diversified series of the Trust. The Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund are each authorized to offer Class I shares but have not commenced operations as of the date of this report.

The Funds offer two classes of shares (Class A and Class C, except for the Short Term Fixed Income Fund which offers Class A and Class I shares). Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation -- Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market. Securities or other assets for which the above valuation procedures are inappropriate or deemed not to reflect fair value are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

Short sales -- The Focus Fund, Bank & Financial Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as "Deposits with brokers for securities sold short" on the Statements of Assets & Liabilities.

Repurchase agreements -- In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Security transactions -- Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date.The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized using the daily effective yield method.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

--------------------------------------------------------------------------------
Page 42                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                   Notes to Financial Statements (Continued)
                               December 31, 2004

Federal income taxes -- Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders -- Dividends from net investment income are declared and paid monthly for the Strategic Income Fund and Short Term Fixed Income Fund. Prior to November 1, 2004, dividends from net investment income were declared daily and paid monthly for the Strategic Income Fund and Short Term Fixed Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Large Cap Fund, Focus Fund, and Bank & Financial Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP in the United States. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards, and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Investment Transactions

For the year ended December 31, 2004, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

                                  Purchases          Sales
                                 ------------     ------------
Small Cap Fund                   $ 30,926,607     $  6,857,453
Large Cap Fund                   $  8,949,045     $  1,359,220
Focus Fund                       $ 32,031,349     $  5,383,456
Bank & Financial Fund            $ 10,517,971     $  5,310,527
Strategic Income Fund            $ 40,447,448     $ 24,617,955
Short Term Fixed Income Fund     $  4,826,147     $  3,920,862

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Large Cap Fund, Focus Fund, Strategic Income Fund, and Short Term Fixed Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. ("DHCM") under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.70%, 0.90%, 0.50% and 0.30% of the Funds' average daily net assets, respectively. Prior to April 30, 2004, the Bank & Financial Fund received investment management and advisory services from Diamond Hill Securities, Inc. ("DHS") under a management agreement that provided for fees to be paid at an annual rate of 1.00% of the Fund's average daily net assets. Effective April 30, 2004, the Bank & Financial Fund receives investment management and advisory services from DHCM under a management agreement that provides for fees to be paid at an annual rate of 1.00% of the Fund's average daily net assets. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM ("Administrator") is paid a fee at an annual rate of 0.45% of each Funds' average daily net assets. These administrative fees are used to pay most of the Funds' operating expenses except brokerage, taxes, interest, dividend expense on securities sold short, fees and expenses of non-interested person Trustees, and extraordinary expenses. For the year ended December 31, 2004, the investment advisers reimbursed each Fund's trustee fees of $2,500.

DHS is a wholly-owned subsidiary of DHCM (a Registered Investment Adviser), which is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. During the time it served as Investment Adviser, DHS was a full service NASD

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 43

                               Diamond Hill Funds
                   Notes to Financial Statements (Continued)
                               December 31, 2004

Broker-Dealer and Registered Investment Adviser. For the year ended December 31, 2004, DHS did not receive any commissions from brokerage fees on executions of purchases and sales of the Funds' portfolio investments.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the "Plans"). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. Prior to April 30, 2004, these fees compensated DHS (the prior "Distributor") for the services it provided and for expenses borne under the Plans. Effective April 30, 2004, these fees, which totaled $599,699 for the year ended December 31, 2004, compensate IFS Fund Distributors, Inc. (the new "Distributor") for the services it provides and for expenses borne under the Plans.

For the year ended December 31, 2004, the prior Distributor and new Distributor received $11,406, $2,529, $20,530, $9,575, and $11,594, in sales commissions from the sales of Class A shares of the Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund, respectively. The prior Distributor and new Distributor also received $1,399, $520, $2,236, $1,085, and $9,822 of contingent deferred sales charges relating to redemptions of Class C shares of the Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund, respectively.

DHCM has an agreement with Integrated Fund Services, Inc. ("IFS") to provide sub-transfer agent, sub-fund accounting, and sub-administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of books and records, preparation of reports, supervision of the Trust's arrangement with the custodian and assistance in the preparation of the Trust's registration statement under federal and state laws. IFS is paid directly by DHCM under terms of these service agreements.

The Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund each may invest up to 25% of their respective assets in the Short Term Fixed Income Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Diamond Hill Funds are invested in the Short Term Fixed Income Fund, the Adviser and Administrator will be paid additional fees from the Short Term Fixed Income Fund that will not be waived or reimbursed.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may be different from GAAP. The tax character of distributions paid differs from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes and the use of tax equalization.

The tax character of distributions paid during 2004 and 2003 was as follows:

                                 Small Cap Fund              Large Cap Fund
                            ------------------------    ------------------------
                               2004          2003          2004          2003
                            ------------------------    ------------------------
Distributions paid from:
  Ordinary income           $       --    $   98,800    $   19,316    $   26,642
  Long-term capital gains    1,076,659            --            --            --
                            ------------------------    ------------------------
Total distributions         $1,076,659    $   98,800    $   19,316    $   26,642
                            ------------------------    ------------------------

--------------------------------------------------------------------------------
Page 44                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                                December 31, 2004

                                   Focus Fund            Bank & Financial Fund
                            ------------------------    ------------------------
                               2004          2003          2004          2003
                            ------------------------    ------------------------
Distributions paid from:
  Ordinary income           $       --    $       --    $  501,632    $  152,130
  Long-term capital gains      278,162            --     1,850,777       873,146
                            ------------------------    ------------------------
Total distributions         $  278,162    $       --    $2,352,409    $1,025,276
                            ------------------------    ------------------------

                                                               Short Term
                             Strategic Income Fund         Fixed Income Fund
                            ------------------------    ------------------------
                               2004          2003          2004          2003
                            ------------------------    ------------------------
Distributions paid from:
  Ordinary income           $2,213,360    $  907,384    $  200,409    $  115,975
  Long-term gains              220,391            --            --            --
                            ------------------------    ------------------------
Total distributions         $2,433,751    $  907,384    $  200,409    $  115,975
                            ------------------------    ------------------------

The following information is computed on a tax basis for each item as of December 31, 2004:

                                                                                                         Short Term
                                                                                            Bank &        Strategic           Fixed
                                              Small           Large           Focus       Financial          Income          Income
                                           Cap Fund        Cap Fund            Fund            Fund            Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------
Federal tax cost                       $ 53,063,005    $ 15,610,424    $ 56,795,118    $ 20,231,461    $ 45,393,540    $  8,530,478
                                       --------------------------------------------------------------------------------------------
Gross unrealized appreciation          $ 12,971,304    $  3,902,282    $ 12,230,566    $  4,394,312    $  1,650,750    $     22,975
Gross unrealized depreciation              (253,696)        (90,745)     (4,033,936)       (111,027)       (245,218)        (18,046)
                                       --------------------------------------------------------------------------------------------
Net unrealized appreciation              12,717,608       3,811,537       8,196,630       4,283,285       1,405,532           4,929
Undistributed ordinary income                    --              --              --          26,252              --             618
Undistributed long-term gains               331,221              --              --         101,812              --              --
Post-October losses                              --              --          (9,437)             --         (34,238)         (4,353)
Capital loss carryforwards                       --        (288,939)             --              --              --         (49,161)
Other temporary differences                      --             (15)             --              --         (41,830)             (4)
                                       --------------------------------------------------------------------------------------------
Total accumulated earnings (deficit)   $ 13,048,829    $  3,522,583    $  8,187,193    $  4,411,349    $  1,329,464    $    (47,971)
                                       --------------------------------------------------------------------------------------------

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Reclassification of capital accounts - Reclassifications result primarily from the difference in the tax treatment of net investment losses and paydown gains and losses. These reclassifications have no impact on the net assets or net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis:

                                                  Undistributed     Accumulated
                                        Paid-In  Net Investment    Net Realized
                                        Capital          Income  Gains (Losses)
                                   --------------------------------------------
Small Cap Fund                     $     38,266    $    185,367    $   (223,633)
Focus Fund                              (77,532)         78,231            (699)
Bank & Financial Fund                   296,859            (269)       (296,590)
Strategic Income Fund                    48,457         (26,586)        (21,871)
Short Term Fixed Income Fund                 --          30,374         (30,374)

During the year ended December 31, 2004, the Small Cap Fund, Large Cap Fund and Focus Fund utilized capital loss carryforwards of $146,403, $137,017 and $214,697, respectively. As of December 31, 2004, the Funds had the following capital loss carryforwards for Federal income tax purposes:

      Fund                                   Amount     Expires December 31,
      ----------------------------------------------------------------------
      Large Cap Fund                  $     281,943             2010
                                              6,996             2011
                                      --------------
                                      $     288,939
                                      --------------
      Short Term Fixed Income Fund    $       2,710             2010
                                              4,660             2011
                                             41,791             2012
                                      --------------
                                      $      49,161
                                      --------------

Subsequent Event

On January 31, 2005, the Large Cap Fund, Focus Fund and Strategic Income Fund commenced operations of Class I shares.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Diamond Hill Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds (comprising the Diamond Hill Focus Long-Short Fund, Diamond Hill Small Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Bank & Financial Fund, Diamond Hill Short Term Fixed Income Fund, and Diamond Hill Strategic Income Fund) (collectively, the "Funds") as of December 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for the periods ended December 31, 2002 and 2001, and February 28, 2001 and February 29, 2000 were audited by other auditors whose reports dated January 17, 2003 and March 20, 2001, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Funds as of December 31, 2004, and the results of their operations for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
February 7, 2005

--------------------------------------------------------------------------------
Page 46                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds
                             Other Items (Unaudited)
                                December 31, 2004

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2004 qualify for the corporate dividends received deduction:

      Large Cap Fund                    100%
      Bank & Financial Fund              93%
      Strategic Income Fund              68%

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2004 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q beginning with the September 2004 quarter. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on www.diamond-hill.com.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 47

                               Diamond Hill Funds
                        Schedule of Shareholder Expenses
       Hypothetical Example of a $1,000 Investment at Beginning of Period
                                  (Unaudited)

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and distribution fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over the six-month period ended December 31, 2004 if you invested $1,000 in the Funds, using the Funds' actual returns and operating expenses for the six months ended December 31, 2004. The examples use actual net operating expenses applicable to that class. The calculation does not reflect sales charges (loads). If this cost was included, your costs would have been higher. The examples contain two sets of numbers, one using the actual return earned by each class of each Fund during the six months ended December 31, 2004, and one using a hypothetical 5% annual return (2.5% for the reporting period).

                            Net Expense  Total Return     Beginning    Ending
                               Ratio      Six Months       Account     Account
                             Annualized     Ended          Value        Value     Investment                Distribution/
                            December 31,  December 31,     July 1,   December 31,  Advisory  Administration   Service     Total Net
                                2004         2004           2003         2004        Fees         Fees          Fees       Expenses
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund
    Class A   Actual           1.50%        17.02%      $ 1,000.00   $ 1,170.20     $ 4.36       $ 2.46        $ 1.36      $  8.18
              Hypothetical     1.50%         2.50%      $ 1,000.00   $ 1,017.60     $ 4.06       $ 2.28        $ 1.27      $  7.61
    Class C   Actual           2.25%        16.69%      $ 1,000.00   $ 1,166.90     $ 4.36       $ 2.45        $ 5.45      $ 12.26
              Hypothetical     2.25%         2.50%      $ 1,000.00   $ 1,013.83     $ 4.05       $ 2.27        $ 5.07      $ 11.39

Large Cap Fund
    Class A   Actual           1.40%        11.92%      $ 1,000.00   $ 1,119.20     $ 3.73       $ 2.40        $ 1.33      $  7.46
              Hypothetical     1.40%         2.50%      $ 1,000.00   $ 1,018.10     $ 3.55       $ 2.28        $ 1.27      $  7.10
    Class C   Actual           2.15%        11.50%      $ 1,000.00   $ 1,115.00     $ 3.72       $ 2.39        $ 5.32      $ 11.43
              Hypothetical     2.15%         2.50%      $ 1,000.00   $ 1,014.33     $ 3.54       $ 2.28        $ 5.07      $ 10.89

Focus Long-Short Fund
    Class A   Actual           1.60%        10.56%      $ 1,000.00   $ 1,105.60     $ 4.77       $ 2.38        $ 1.32      $  8.47
              Hypothetical     1.60%         2.50%      $ 1,000.00   $ 1,017.09     $ 4.56       $ 2.28        $ 1.27      $  8.11
    Class C   Actual           2.35%        10.18%      $ 1,000.00   $ 1,101.80     $ 4.76       $ 2.38        $ 5.28      $ 12.42
              Hypothetical     2.35%         2.50%      $ 1,000.00   $ 1,013.32     $ 4.55       $ 2.28        $ 5.06      $ 11.89

Bank & Financial Fund
    Class A   Actual           1.70%        10.73%      $ 1,000.00   $ 1,107.30     $ 5.30       $ 2.38        $ 1.33      $  9.01
              Hypothetical     1.70%         2.50%      $ 1,000.00   $ 1,016.59     $ 5.07       $ 2.28        $ 1.27      $  8.62
    Class C   Actual           2.45%        10.33%      $ 1,000.00   $ 1,103.30     $ 5.29       $ 2.38        $ 5.28      $ 12.95
              Hypothetical     2.45%         2.50%      $ 1,000.00   $ 1,012.82     $ 5.06       $ 2.28        $ 5.06      $ 12.40

Strategic Income Fund
    Class A   Actual           1.20%         8.25%      $ 1,000.00   $ 1,082.50     $ 2.62       $ 2.35        $ 1.31      $  6.28
              Hypothetical     1.20%         2.50%      $ 1,000.00   $ 1,019.10     $ 2.54       $ 2.28        $ 1.27      $  6.09
    Class C   Actual           1.95%         7.89%      $ 1,000.00   $ 1,078.90     $ 2.61       $ 2.35        $ 5.23      $ 10.19
              Hypothetical     1.95%         2.50%      $ 1,000.00   $ 1,015.33     $ 2.53       $ 2.28        $ 5.07      $  9.88

Short Term Fixed Income Fund
    Class A   Actual           1.00%         1.54%      $ 1,000.00   $ 1,015.40     $ 1.52       $ 2.28        $ 1.27      $  5.07
              Hypothetical     1.00%         2.50%      $ 1,000.00   $ 1,020.11     $ 1.52       $ 2.29        $ 1.27      $  5.08
    Class I   Actual           0.75%         1.67%      $ 1,000.00   $ 1,016.70     $ 1.52       $ 2.28        $   --      $  3.80
              Hypothetical     0.75%         2.50%      $ 1,000.00   $ 1,021.37     $ 1.52       $ 2.29        $   --      $  3.81

--------------------
You can find more information about the Fund's expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

--------------------------------------------------------------------------------
Page 48                       Diamond Hill Funds Annual Report December 31, 2004

                               Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Trust.

TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Number of
                                                                                             Portfolios in   Other Trusteeships
Name/                    Position(s)   Term of Office(1)                                     Fund Complex    Held by Trustee
Address/(3)              Held with     and Length of         Principal Occupation(s)         Overseen by     Outside the Fund
Age                      Trust         Time Served           During Last 5 Years             Trustee         Complex
------------------------------------------------------------------------------------------------------------------------------------
John M. Bobb             Trustee       Since October 1997    Director of Headwaters Group,      6            N/A
Year of Birth: 1941                                          a fine arts consulting agency,
                                                             1994 to the present.

George A. Skestos        Trustee       Since August 2000     President of Homewood Corp.,       6            Director of the Midland
Year of Birth: 1968                                          a real estate development                       Life Insurance Co.
                                                             firm, 1999 to the present.

Archie M. Griffin        Trustee       Since June 2001       President and CEO of The Ohio      6            Director of Abercrombie
Year of Birth: 1954                                          State Alumni Association, Inc.,                 & Fitch. Director of
                                                             2004. Associate Director of                     Motorists Insurance.
                                                             Athletics at The Ohio State                     Director of the Ohio
                                                             University, 1994 to 2003.                       Automobile Club.
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Name/
Address/(3)            Position(s)                 Term of Office and       Principal Occupation(s)
Age                    Held with Trust             Length of Time Served    During Last 5 Years
------------------------------------------------------------------------------------------------------------------------------------
James F. Laird, Jr.(2) President                   Since December 2001      Chief Financial Officer of Diamond Hill Investment
Year of Birth: 1957                                                         Group, Inc., since December 2001. President of Diamond
                                                                            Hill Securities since July 2001. Vice President
                                                                            Corporate Strategy with Nationwide Insurance from
                                                                            January 2001 to July 2001. Senior Vice President Product
                                                                            Development with Villanova Capital from February 1999
                                                                            through December 2000.

Gary R.Young(2)        Treasurer, Secretary and    Since May 2004           Controller of Diamond Hill Investment Group, Inc. since
Year of Birth: 1969    Chief Compliance Officer    Since September 2004     April 2004. Director of Mutual Fund Administration with
                                                                            Banc One Investment Advisors October 1998 through
                                                                            November 2003. Vice President and Manager of Mutual Fund
                                                                            Accounting and Financial Reporting with First Chicago
                                                                            NBD January 1996 through October 1998.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Laird and Mr.Young are each an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of their relationship with Diamond Hill Capital Management, Inc.

(3) The address of each Trustee and Officer is 375 North Front Street, Suite 300, Columbus, Ohio 43215.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2004                       Page 49

                                  DIAMOND HILL
                                  -------------
                                          funds


                        375 North Front Street, Suite 300
                              Columbus, Ohio 43215
                                  614.255.3333
                                www.diamond-hill.

                               INVESTMENT ADVISER

                              Diamond Hill Capital

                                   DISTRIBUTOR

                             IFS Fund Distributors,

                        FOR ADDITIONAL INFORMATION, CALL

                         Integrated Fund Services, Inc.
                               Toll Free 888.226.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The Trustees determined that no member of the Audit Committee was qualified to be considered an audit committee financial expert

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $57,600 for the December 31, 2004 fiscal year and $50,000 for the December 31, 2003 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2004 or December 31, 2003 fiscal years.

(c) Tax Fees. Tax fees totaled $11,000 for the December 31, 2004 fiscal year and $7,500 for the December 31, 2003 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2004 or December 31, 2003 fiscal years.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $11,000 for the fiscal year ended December 31, 2004 and $7,500 for the fiscal year ended December 31, 2003, including services provided prior to September 23, 2004, the effective date of the pre-approval process.

(h) Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certification required by Item 12(b) of Form N-CSR is filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Diamond Hill Funds

By (Signature and Title)

/s/ James F. Laird
-------------------------------
James F. Laird
President

Date:  March 9, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird
-------------------------------
James F. Laird
President

Date:  March 9, 2004

By (Signature and Title)

/s/ Gary R. Young
-------------------------------
Gary R. Young.
Treasurer and Chief Financial Officer

Date:  March 9, 2004